Exhibit 10.19

Confidential Materials omitted and filed separately with the

Securities and Exchange Commission. Double askterisks denote omissions.

DEVELOPMENT AND MANUFACTURING SERVICES AGREEMENT

between

LONZA SALES AG

and

KOLLTAN PHARMACEUTICALS, INC.

This Development and Manufacturing Services AGREEMENT is made effective as of the 30th day of March, 2012 (the “Effective Date”)

BETWEEN

1.                                     LONZA SALES AG, incorporated and registered in Switzerland, whose registered office is at Muenchensteinerstrasse 38, CH-4002, Basel, Switzerland, and

2.                                     KOLLTAN PHARMACEUTICALS, INC., a Delaware corporation with offices at 300 George Street, Suite #530, New Haven, CT 06511, United States.

WHEREAS

A.                                   Kolltan has an interest in certain monoclonal antibodies, including, but not limited to, both naked antibodies and antibodies as part of an antibody-drug conjugate; and

B.                                   Lonza has expertise in the evaluation and production of monoclonal antibodies; and

C.                                   Kolltan wishes to contract Lonza for Services (as herein after defined) relating to monoclonal antibodies on the terms and conditions set out herein, and

D.                                   Lonza is prepared to perform such Services for Kolltan on the terms and conditions set out herein.

NOW IT IS AGREED AS FOLLOWS:

1.                                     Definitions and Interpretation

The following terms shall have the following meanings unless the context requires otherwise:

“Additional IP”                                                                                                                                                         has the meaning given to it in Clause 8.4;

“Affiliate”                                                                                                                                                                                    means any company, corporation, limited liability company, partnership or other entity which directly or indirectly Controls, is Controlled by or is under common Control with the relevant Party. For purposes of this definition only, “Control” means the ownership of more than fifty percent (50%) of the issued share capital or the legal power to direct or cause the direction of the general management of the party in question;

“Agreement”                                                                                                                                                                      means this Development and Manufacturing Services Agreement incorporating (i) Schedules 1 (Product Specification), 2 (Services), 3 (Price and Terms of Payment), 4 (Facilities), 5 (External Laboratories), 6 (Exceptions to Representations and Warranties), and 7 (Kolltan Provided Materials); and (ii) any Future Schedules; in all cases as may be amended from time to time by written agreement of the Parties;

“Applicable Laws”                                                                                                                                       means all applicable laws, statutes, regulations, guidelines, guidance and ordinances of the relevant regulatory authorities, including cGMP, in or of: (i) in the case of Kolltan, the United States; (ii) in the case of Lonza, (a) the United States (b) Switzerland (c) the United Kingdom and (d) the European Union or wherever the Services may be rendered by Lonza; and (iii) in the case of both Parties, ICH, World Health Organization or such other international committees or agencies applicable to the provision of the Services;

“Authority” or “Authorities”                                                                                     means any government agency, bureau, department, or international committee with jurisdiction to implement or enforce the Applicable Laws;

“Batch”                                                                                                                                                                                                means the total Product obtained from one fermentation and associated purification using the Process;

“Batch Documentation”                                                                                                        means the documentation described in Clause 6.2.1;

“Binding Order”                                                                                                                                                      means the purchase order as described in Clause 4.2;

“Business Day”                                                                                                                                                        means a day on which the London Stock Exchange in the United Kingdom and the New York Stock Exchange in the United States are open for trading;

“cGMP”                                                                                                                                                                                               means Good Manufacturing Practices and General Biologics Products Standards as promulgated under the US Federal Food Drug and Cosmetic Act at 21CFR (Chapters 210, 211, 600 and 610) and the Guide to Good Manufacturing Practices for Medicinal Products as promulgated under European Directive 91/356/EEC.  For the avoidance of doubt, Lonza’s operational quality standards are defined in internal cGMP policy documents which currently and in the future will comply with 21CFR (Chapters 210, 211, 600 and 610) and European Directive 91/356/EEC;

“cGMP Product”                                                                                                                                                  means Product that is required to be manufactured in accordance with cGMP under Schedule 2 hereto, as may be amended from time to time by written agreement of the Parties or by an applicable Future Schedule;

“Change Order”                                                                                                                                                      means a description of required modifications and/or changes in work scope and its effect on the scope, fees and timelines specified in the applicable Schedule(s) and agreed to by the Parties in writing;

“Commercially Reasonable Efforts”                                       means taking such steps, and performing in such a manner, as a competent and well-managed company would undertake and perform where such company is acting in a professional, prudent and reasonable manner to achieve the particular result, in the relevant time period, for its own benefit applying established industry standards applicable to the activities in question;

“CTD”                                                                                                                                                                                                       means the ICH Common Technical Document;

“Delay”                                                                                                                                                                                                 means late performance by a Party under this Agreement or late Delivery of Product;

“Deliver”, “Delivered” or “Delivery”                                            has the meaning given to it in Clause 6.3;

“Deliverables”                                                                                                                                                               shall mean the Results, Kolltan Specific Records and other deliverables (other than Product) to be provided by Lonza to Kolltan, as set forth in this Agreement or any Future Schedule or as otherwise mutually agreed by the Parties in writing;

“DMF”                                                                                                                                                                                                     means the drug master file as described in Clause 3.4;

“Due Date”                                                                                                                                                                              means the date as described in Clause 7.2;

“Equipment”                                                                                                                                                                     means machinery and equipment typically used by providers of the type of services rendered pursuant to the Agreement, including any specialized or custom-made machinery and equipment;

“External Laboratories”                                                                                                           means any third party instructed by Lonza, with Kolltan’s written consent, to conduct activities required to complete the Services, including, but not limited to, third parties that synthesize DNA or perform tests on the Host Cell Line, Kolltan Cell Line, Product or materials derived therefrom;

“Facility”                                                                                                                                                                                         means the manufacturing and development facility at Lonza Slough in the United Kingdom, or a New Facility as agreed by the Parties in accordance with Clause 2.2;

“Force Majeure Event”                                                                                                               means an event beyond the reasonable control of and without the fault or negligence of the Party being affected by such event; including, but not limited to, an act of God, fire, act of government or state, terrorism, war, civil unrest, insurrection, embargo, or a labor dispute. Notwithstanding the foregoing, in the event of a complete or partial regulatory shutdown of a facility or service or other act by an Authority that (a) specifically impacts a Party’s operations (i.e., without shutting down facilities owned by third parties) and (b) is due to a Party’s negligence, willful misconduct or non-compliance with Applicable Laws, such shutdown shall not constitute a “Force Majeure Event”;

“Future Schedule”                                                                                                                                          means any applicable schedule describing changes, additions or deletions to the Services, Specifications, Prices or other relevant information as may be appended to the Agreement from time-to-time after the

Effective Date by the written mutual agreement of the Parties;

“GS System”                                                                                                                                                                      means Lonza’s proprietary glutamine synthetase gene expression system as defined in the License Agreement;

“Host Cell Line”                                                                                                                                                    means the [**] Cell Line provided by Lonza as part of the GS System and any improvements thereto;

“ICH”                                                                                                                                                                                                         means International Conference on Harmonization;

“Indemnitee”                                                                                                                                                                   has the meaning given in Clause 9.6;

“Indemnitor”                                                                                                                                                                    has the meaning given in Clause 9.6;

“Insolvency Event”                                                                                                                                  means an event which occurs when a company: (a) is unable to pay its debts as they become due (under Swiss law: Zahlungsunfähigkeit); (b) enters into compulsory or voluntary liquidation; (c) is dissolved, or an order is made or a resolution is passed for its winding up (other than for the purpose of effecting a reconstruction or amalgamation in such manner that the company resulting from such reconstruction or amalgamation, if a different legal entity, shall agree to be bound by and assume the obligations of the relevant Party under this Agreement); (d) with respect to any Swiss entity is, under Swiss law, over-indebted (überschuldet) pursuant to article 725 par. 2 of The Swiss Code of Obligations; (e) compounds with or convenes a meeting of its creditors or has or seeks to have an administrator, receiver, liquidator, or trustee appointed over all or any part of its assets or takes or suffers any similar action in consequence of a debt; (f) with respect to any Swiss entity, files under Swiss law a petition for the opening or postponement of bankruptcy proceedings (Antrag auf Konkurseröffnung oder Konkursaufschub) or the grant of a moratorium (Nachlassstundung); (g) with respect to any Swiss entity, has been issued a bankruptcy warning according to art. 159 Swiss Debt Enforcement and Bankruptcy Code;  (h) causes or is subject to any event with respect to which, under the applicable laws of any jurisdiction has an analogous effect to any of the events specified above; or (i) ceases for any reason to carry on its business;

“Intellectual Property”                                                                                                                   means Patent Rights, rights to inventions, copyright, trademarks, service marks, trade, business and domain names, rights in goodwill, unfair competition rights, moral rights, rights in confidential information, including Know-How and any other intellectual property rights, in all cases whether patented, registered or unregistered and including all registrations of, applications for registration of and renewals of such rights, and all similar or equivalent rights or forms of protection in any part of the world;

“Know-How”                                                                                                                                                                  means confidential technical, business and other information not in the public domain, whether patented or unpatented, including, but without prejudice to the generality of the foregoing, ideas, concepts, trade secrets, know-how, inventions, discoveries, data, formulae, specifications, processes, procedures for experiments and tests and other protocols, results of experimentation and testing, fermentation and purification techniques and assay protocols;

“Kolltan”                                                                                                                                                                                        means Kolltan Pharmaceuticals, Inc. including its Affiliates, subsidiaries, successors in title and lawful assigns, subject to Clause 17.2;

“Kolltan Cell Line”                                                                                                                                     means, on a Project-by-Project basis, the cell line constructed by Lonza for Kolltan pursuant to the Services, to express a particular human IgGx antibody.  As between Lonza and Kolltan, Kolltan shall be the owner of such Kolltan Cell Line;

“Kolltan Indemnitee”                                                                                                                       has the meaning given in Clause 9.4;

“Kolltan Information”                                                                                                                  means all technical and other information, Know-How and Intellectual Property from time to time supplied by Kolltan to Lonza that is (a) not known to Lonza at the time of disclosure or (b) in the public domain, where (in the case of (a) or (b)) such information, Know-How or Intellectual Property (i) relates to the Kolltan Cell Line, the Process (including, for the avoidance of doubt, improvements or modifications thereto from time to time) and/or the Product; (ii) relates to the composition, identity or any other information relating to the Kolltan Provided Materials; or (iii) is otherwise disclosed by Kolltan pursuant to this Agreement;

“Kolltan IP Rights”                                                                                                                                    means all Intellectual Property owned or controlled by Kolltan that is necessary or useful in performance of the Services and provided by Kolltan to Lonza pursuant to this Agreement;

“Kolltan Materials”                                                                                                                                  means collectively, the Kolltan Provided Materials, the Deliverables and any biological or other materials created pursuant to the provision of the Services by Lonza for Kolltan in accordance with the terms and conditions of this Agreement, including, but not limited to, the Kolltan Cell Line, Product, MCB, WCB, WIP Materials and any raw materials that have been purchased specifically for manufacture or testing of Product paid for or to be paid for by Kolltan;

“Kolltan Provided Materials”                                                                               means the tangible materials, including any antibodies, small molecules, reagents, and any derivatives thereof, if any, supplied by Kolltan to Lonza under this

Agreement, including, for the avoidance of doubt, tangible materials used in the processing, creation and/or testing of the Kolltan Cell Line, Product, MCB and/or WCB necessary or useful for their development and manufacture under this Agreement;

“Kolltan Specific Records”                                                                                           means the Records of the development and manufacture of Product under this Agreement that are specific to the Kolltan Materials, Kolltan Information or otherwise specific to Kolltan;

“License Agreement”                                                                                                                          means the License Agreement between Lonza and Kolltan of even date herewith in respect of the use of GS System;

“Lonza”                                                                                                                                                                                              means Lonza Sales AG, and its subsidiaries, successors in title and lawful assigns, subject to Clause 17.2;

“Lonza’s Fault”                                                                                                                                                      means negligence, willful misconduct, or failure to use Commercially Reasonable Efforts in the performance of the Services or other breach of this Agreement by Lonza, its Affiliates, representatives or agents;

“Lonza Indemnitee”                                                                                                                             has the meaning given to it in Clause 9.5;

“Lonza Know-How”                                                                                                                            means all Know-How relating directly or indirectly to the Process and/or the performance of the Services known to Lonza from time to time other than Kolltan Information;

“Lonza Patent Rights”                                                                                                                   means all Patent Rights owned or controlled by Lonza, that are utilized by Lonza in providing the Services to Kolltan pursuant to this Agreement;

“Master Cell Bank” or “MCB”                                                                       means Kolltan’s reference deposit or collection of vials of the Kolltan Cell Line from which the Working Cell Bank shall be derived, created beginning in Stage 6 on Schedule 2 hereto or a similar applicable Stage on an applicable Future Schedule;

“New Facility”                                                                                                                                                              means each of the manufacturing and development facilities listed on Schedule 4, as may be updated from time to time pursuant to Clause 2.2;

“New General Application IP”                                                                          means any and all Intellectual Property that Lonza, its Affiliates, the External Laboratories, third party contractors or agents of Lonza develop, conceive, discover, invent, reduce to practice or make, solely or jointly with Kolltan or others, in the course of performance of the Services that (i) is not New Kolltan IP; and (ii) does not use or disclose the Kolltan Information, Kolltan Provided Materials, Kolltan IP Rights, or Services performed under this Agreement;

“New Kolltan IP”                                                                                                                                              means any and all Intellectual Property that Lonza, its Affiliates, the External Laboratories or third party contractors or agents of Lonza develop, conceive, discover, invent, reduce to practice, or make, solely or jointly with Kolltan or others, in the course of performance of the Services that (i) relates specifically to the Product, Kolltan Cell Line, Kolltan Materials, Master Cell Bank, and/or Working Cell Bank and/or (ii) uses, discloses or otherwise arises as a result of Lonza’s receipt and/or use of Kolltan Information, Kolltan Provided Materials or Kolltan IP Rights;

“Out of Freeze Date”                                                                                                                           means the date which the MCB or the WCB is removed from a freezer and thawed for use in the manufacture of Product;

“Party” or “Parties”                                                                                                                                   means Lonza and/or Kolltan as applicable in the context;

“Patent Rights”                                                                                                                                                         means any and all (a) patents, (b) pending patent applications, including all provisional applications, continuations, continuations-in-part, divisions, reissues, all granted patents issuing from such pending applications, all renewals and all national and regional phase derivatives, (c) patents-of-addition, reissue patents, re-examinations and extensions or restorations by existing or future extension or restoration mechanisms, author certificates, inventor certificates, improvement patents, utility models and certificates, patent disclosures, improvements and supplementary protection certificates or the equivalent thereof, and (d) equivalent of any of the foregoing in any jurisdiction;

“Pipeline Product”                                                                                                                                          means a product owned, in-licensed or otherwise controlled by Kolltan within Kolltan’s pipeline of therapeutic proteins that is ready for work of a nature similar to the Services and that is currently in development or is being developed by Kolltan, solely or in conjunction with others, during the Term;

“Price”                                                                                                                                                                                                       means the price specified for the Services in Schedule 3 hereto, as may be amended by the mutual written agreement of the Parties from time to time (including in the form of a Future Schedule);

“Process”                                                                                                                                                                                         means the process developed by Lonza pursuant to this Agreement for the development, manufacturing and testing of the Product, including any improvements or modifications thereto from time to time;

“Process IP”                                                                                                                                                                          has the meaning given to it in Clause 8.4;

“Product”                                                                                                                                                                                       means each human IgGX antibody produced or to be produced by Lonza for Kolltan using a Kolltan Cell Line under this Agreement.  Each Product to be subject to this Agreement shall be listed on Schedule 1 and, as applicable, any Future Schedules;

“Project”                                                                                                                                                                                           means, on a Product-by-Product basis, Services provided or to be provided under this Agreement for such Product;

“Project Commencement Date”                                                                has the meaning given to it in Clause 9.1;

“Project Manager”                                                                                                                                       means a Party’s representative who is responsible for the coordination and supervision of the Project in accordance with Clause 5.1;

“Project Plan”                                                                                                                                                                means the detailed plan describing all activities to be performed in accordance with the applicable Schedules or Future Schedules for a particular Project, including any updates, amendments or Change Orders that the Parties may agree to in writing from time to time;

“Quality Agreement”                                                                                                                           means an agreement containing procurement, manufacturing, testing, release, storage, regulatory and other quality assurance provisions for the manufacture of Product, to be entered into by the Parties as described in Clause 2.5(b);

“Records”                                                                                                                                                                                     means the records described in Clause 2.4(n);

“Reprocess” and “Reprocessing”                                                            mean introducing a Product back into the Process and repeating appropriate manipulation steps that are part of the established Process, all in accordance with Applicable Laws.  For clarification, continuation of a process step after an in-process control test showing the process to be incomplete is not considered Reprocessing;

“Results”                                                                                                                                                                                          means all results and data specifically relating to a Product or its manufacture generated by 1) Lonza, 2) the External Laboratories or 3) otherwise in Lonza’s possession or under the control of Lonza, whilst undertaking the Services or otherwise in connection with this Agreement, including, but not limited to, raw data, reports, authorizations, certificates, methodologies, raw material specifications, Product specific standard operating procedures, standard test methods, and other documentation;

“Rolling Forecast”                                                                                                                                          has the meaning given to it in Clause 4.1;

“Schedules”                                                                                                                                                                           means Schedules 1 (Product Specification), 2 (Services), 3 (Price and Terms of Payment), 4 (Facilities), 5 (External Laboratories), 6 (Exceptions to Representations and Warranties), and 7 (Kolltan Provided Materials) attached to this Agreement as of the Effective Date;

“Services”                                                                                                                                                                                     means all or any part of the services that are the subject of this Agreement (including, without limitation, cell line construction, process development, cell culture evaluation, purification evaluation, master, working and extended cell bank creation, and sample and bulk production), as more fully described in Schedule 2 hereto or Future Schedules;

“Specification”                                                                                                                                                          means the specification for Product, as described in Schedule 1, as amended from time to time by the Parties in writing, or on Future Schedules;

“Stage” and “Sub-stage”                                                                                                       mean specific descriptions of Services to be performed by Lonza as described in Schedules 1 and 2, as amended from time to time by the Parties in writing, or on Future Schedules;

“Steering Committee”                                                                                                                      means the committee described in Clause 5.3;

“Technology Transfer Agreement”                                                  means the agreement containing provisions for the transfer of technology between Lonza, Kolltan and/or third parties, to be entered into by the Parties as described in Clause 2.5(c);

“Term”                                                                                                                                                                                                    means the period from the Effective Date until the expiration or termination of this Agreement in accordance with Clause 11;

“Terms of Payment”                                                                                                                            means the terms of payment specified in Schedule 3 hereto as amended from time to time by the Parties in writing or on Future Schedule;

“Testing Sample”                                                                                                                                              means each sample described in Clause 6.1;

“Working Cell Bank” or “WCB”                                                               means the vialled collection of cells derived from the MCB, created beginning in Stage 6 on Schedule 2 hereto or a similar applicable Stage on an applicable Future Schedule;

“WIP Materials”                                                                                                                                                   means collectively, the intermediates and components of Products and Kolltan Materials, including any work in process at each and every Stage of the provision of Services under this Agreement, as well as any and all derivatives, variants and/or improved or enhanced versions of the foregoing that are created by either Party in the course of or resulting from this Agreement prior to Delivery.

2.                                     Provision of the Services

2.1.                           Collaboration. The Parties intend that the provision of Services evidenced by this Agreement will be long-term and collaborative in nature, such that Kolltan shall consider Lonza to be its primary external resource for contract manufacturing and Lonza shall offer Kolltan [**].  During the Term, Kolltan shall, from time to time, discuss with Lonza the provision of Services for Pipeline Products, if any, but will be under no obligation to work on such Pipeline Products with Lonza and, for the avoidance of doubt, may work on such Pipeline Products with third parties.  In the event the Parties agree in writing to collaborate on a Pipeline Product, and the Parties append to this Agreement any Future Schedules necessary to effectuate such collaboration, such Pipeline Product shall thereafter be deemed to be a Product and the Services to be performed with respect to such Product shall become a Project for purposes of this Agreement and the provisions of this Agreement shall govern such Project. Lonza agrees that for any such future collaborations on Pipeline Products that become Products, it shall provide Kolltan [**] as of the Effective Date. For the avoidance of doubt, the Services provided under this Agreement shall be performed on a Project-by-Project basis, and the terms and conditions stated in this Agreement shall govern and this Agreement shall be interpreted to apply to each Product on a Project-by-Project basis. In the event the Parties wish to have Lonza engage in antibody-drug conjugate work for Kolltan, the Parties will enter into the necessary Future Schedules, amendments to this Agreement, and/or separate agreements relating to such work.

2.2.                           Services.

2.2.1                     The Services and Deliverables provided pursuant to this Agreement will be with respect to development and manufacturing services during each Product’s pre-clinical and clinical phases; if the Parties mutually agree that Lonza should provide commercial manufacturing services for a given Product, the Parties shall enter into a separate commercial manufacturing agreement for such Product in accordance with Clause 2.5 below.  All Services shall be diligently and solely performed by Lonza at the Facility unless otherwise agreed in writing by the Parties. Lonza hereby undertakes not to use or transfer the Kolltan Materials or Kolltan Information (or any part thereof) for any purpose other than the performance of the Services or the fulfillment of its obligations under this Agreement.  Lonza will not establish or move Services to a New Facility without Kolltan’s prior written consent. However, Kolltan may request, in writing, the transfer of some or all of the Services from the Facility to a New Facility. Thereupon, subject to availability of capacity at such New Facility, Lonza shall implement such transfer of Services at Kolltan’s cost within the time frame and upon the other conditions agreed by the Parties.  Upon commencement of the transfer of Services to the New Facility, such New Facility shall become an additional Facility as such term is used in this Agreement. It is expected that, pursuant to the commercial manufacturing agreement, commercial manufacture, if any, of Kolltan’s Products shall take place at the Facility unless the Parties agree in writing that the commercial manufacture shall take place at a New Facility.  Upon the written agreement of both Parties, Schedule 4 shall be updated from time to time for any new development and/or manufacturing sites owned or operated by Lonza.

2.2.2                     As part of the provision of Services hereunder, the Kolltan Cell Line, the MCB and WCB for each Project shall be maintained by Lonza at the Facility in accordance with the Applicable Laws but, upon the written request of Kolltan and within [**] calendar days of such a request, the Kolltan Cell Line, MCB and/or WCB or any portion thereof for any given Project shall be transferred to Kolltan.

2.2.3                     Lonza may not subcontract with any third party, including the External Laboratories, to perform any of its obligations under this Agreement without the prior written consent of Kolltan.  Lonza shall be entitled to instruct one or more of its Affiliates to perform any of Lonza’s obligations in this Agreement, but Lonza shall remain fully responsible in respect of those obligations.  Lonza will be solely responsible for the performance of any Affiliate or permitted subcontractor (but not the External Laboratories who are not Affiliates), and for costs, expenses, damages, or losses of any nature arising out of such performance as if such performance had been provided by Lonza itself under this Agreement.  Lonza will cause any such Affiliate or permitted subcontractor to be bound by, and to comply with, the terms of this Agreement or any other ancillary agreements the Parties may enter into in connection with the provision of the Services, as applicable, including, without limitation, all confidentiality, quality assurance, regulatory and other obligations and requirements of Lonza. In accordance with the foregoing, as used in this Agreement, “Lonza” shall include any Affiliates that are performing any portion of the Services under this Agreement, if such Affiliate is instructed by Lonza Sales AG to perform the Services in accordance with this Clause 2.2.3 With regard to the External Laboratories, Lonza shall use Commercially Reasonable Efforts to 1) enforce its rights pursuant to its agreement(s) with such External Laboratories for the benefit of Kolltan and 2) ensure that the terms of any agreements with the External Laboratories are consistent with the terms of this Agreement. Lonza’s liability to Kolltan in respect of such external services shall be limited to the sums which Lonza is entitled to recover from such External Laboratory under the agreement(s) between Lonza and such External Laboratory, provided that, prior to using any such External Laboratory Lonza shall provide, as an update to Schedule 5 to this Agreement, a listing or summary of the sums to which Lonza (and therefore Kolltan) may realistically be entitled to recover from such External Laboratories under the agreement(s) between Lonza and such External Laboratories. If Kolltan determines in its reasonable judgment that such recovery amounts are not acceptable, the Parties shall discuss alternatives to using a particular External Laboratory.

2.2.4

2.3.                           Timing.

2.3.1.    The Parties acknowledge that the timescales set down for the performance of the Services (including, without limitation, the dates for production and Delivery of Product) and the quantities of Product for Delivery and Deliverables set forth in Schedule 2 are estimates only. Notwithstanding the foregoing, Lonza shall use all Commercially Reasonable Efforts to meet such timescales and quantities and shall promptly notify Kolltan if Lonza becomes aware of any delays in, or reductions to, such timescales and quantities, respectively. Subject to and as further detailed in Clause 4, Lonza shall provide its best estimates on cGMP capacity availability to Kolltan and Kolltan shall offer its best estimates on capacity demand to Lonza, pursuant to the Rolling Forecast.

2.3.2.    On a Project-by-Project basis, if there is a Delay and such Delay arises due to Lonza’s Fault, the Steering Committee will meet as set forth in Clause 5.3 and will use good faith efforts to reach a reasonable determination of what compensation, if any, is due Kolltan as a result of such Delay. If the Steering Committee cannot reach an agreement, then the parties shall be entitled to the dispute resolution procedures set forth in Clause 5.3.3.

2.4.                            Lonza Obligations. Lonza shall:

(a)                                                                                                                                                                                                         Perform the Services diligently, using reasonable skill and care, and in accordance with the terms of this Agreement, the Quality Agreement, industry standards and all Applicable Laws;

(b)                                                                                                                                                                                                         at all times use all Commercially Reasonable Efforts to keep the Kolltan Materials and Kolltan Information secure and safe from loss and damage in such manner as Lonza stores its own materials and other customers’ materials of a similar nature and in accordance with Applicable Laws;

(c)                                                                                                                                                                                                          not part with possession of the Product or the Kolltan Materials, save for the purpose of activities at the External Laboratories or as otherwise authorized in writing by Kolltan;

(d)                                                                                                                                                                                                         be responsible for storing, handling and maintaining the Kolltan Materials, including any samples and intermediate materials in accordance with all Applicable Laws and this Agreement;

(e)                                                                                                                                                                                                          procure that all External Laboratories and Lonza’s Affiliates, consultants, contractors and/or subcontractors are subject to obligations of confidentiality and safekeeping that are at least as stringent as the obligations of confidentiality and safekeeping imposed on Lonza under this Agreement;

(f)                                                                                                                                                                                                           be responsible for performing all qualification and validation of the Facility, Equipment and cleaning and maintenance processes employed in the Process in accordance with Lonza’s standard operating procedures, and the Applicable Laws.  Lonza will also be responsible for ensuring that all such validated processes are carried out in accordance with their terms;

(g)                                                                                                                                                                                                          be responsible for [**] and [**] and [**], and any [**] under the [**] for the [**] under this Agreement.  At [**] will provide [**] and [**] to the [**], and [**] will have the [**] or [**] in connection with [**];

(h)                                                                                                                                                                                                         use [**] to [**], any [**] and [**] are also [**] and [**] and [**] under the [**], for the [**] with the [**] under this Agreement;

(i)                                                                                                                                                                                                             [**] upon [**], to [**] and [**] under this Agreement, including without limitation [**].  Upon [**] will [**] for [**] to [**] and [**] during the [**] agrees that [**] and its duly [**] will have [**] and [**], to [**] and [**] with [**] of this Agreement, including, without limitation, [**] and [**] or [**] for [**], and [**];

(j)                                                                                                                                                                                                            [**] to be [**] and [**] of the [**] or the [**], but only to the extent it [**] shall give [**] to [**] will provide [**] or [**] in connection with [**] or [**], and [**] or [**] within [**], and will [**], and [**] before [**] will provide [**];

(k)                                                                                                                                                                                                         be [**] and [**] and [**] with the [**] in accordance with [**].  Without limiting other [**] will [**] and [**] under [**];

(l)                                                                                                                                                                                                             be [**] and [**] and [**] and [**] or [**] or [**];

(m)                                                                                                                                                                                                     [**] and [**], unless [**] will [**] and [**] of [**] in a [**] and [**] with the [**]; and

(n)                                                                                                                                                                                                         [**] and [**] (including without limitation [**] and [**] and [**]) of all [**] under this Agreement [**] in accordance with the [**] shall be [**] and shall be [**] subject to [**] will not [**] or [**] of [**] shall be [**] for [**] by or on behalf of [**] will be [**] by [**] with the [**] but in no case for [**].  Upon [**] will [**] of the [**] but, subject to [**], which shall be [**] after [**], all of [**] will be [**]; provided, however, that [**] in [**]

2.5.                           Additional Agreements. The Parties acknowledge that there are certain agreements which the Parties are entering into as of the Effective Date or expect to enter into in connection with this Agreement and/or the expected relationship between the Parties.  Such additional agreements include but are not limited to:

(a) GS License.  As of the Effective Date, the Parties are entering into a separate License Agreement governing the use of the GS System;

(b) Quality Agreement.  Promptly after the Effective Date, the Parties shall commence discussions for a Quality Agreement and shall enter into such Quality Agreement prior to initiating any cGMP activities;

(c) Technology Transfer Agreement. Promptly after the Effective Date, the Parties shall commence discussions for a Technology Transfer Agreement and shall enter in to such Technology Transfer Agreement in accordance with Clause 12.

(d) Commercial Manufacturing Agreement.  If the Parties mutually agree that Lonza shall provide commercial manufacturing services for at least one Product, the Parties shall enter into a commercial manufacturing agreement governing the manufacture of Product for commercial purposes. To the extent that the terms and conditions in this Agreement, the License Agreement, the Quality Agreement, Technology Transfer Agreement or any other agreements between the Parties already contain provisions for commercial manufacture or are applicable and transferable to such a commercial manufacturing agreement, the Parties shall do so. The Parties shall negotiate in good faith the other commercially reasonable terms upon which such services shall be granted, provided that Lonza shall offer Kolltan [**].  As part of such negotiations on commercial manufacture, Lonza and Kolltan shall enter into good faith discussions concerning [**].

2.6.                            Schedules. In the event of any conflict between the terms and conditions stated in the body of this Agreement and any of the Schedules or Future Schedules which are appended to this Agreement, the terms and conditions stated in the body of this Agreement shall control.

2.7.                            Applicable Laws.  The Parties shall comply with all Applicable Laws in the performance of their obligations under this Agreement.

3.                                     Kolltan Obligations

3.1.                           On a Project-by-Project basis, [**] calendar days prior to starting any Services detailed in the Schedules or Future Schedules, Kolltan shall supply to Lonza the Kolltan Information, together with full details of any hazards known to Kolltan that relate to the Kolltan Provided Materials, their storage and use.  Upon review and approval by Lonza’s safety committee of this Kolltan Information, such approval not to be unreasonably withheld, the Kolltan Provided Materials shall be provided to Lonza at Lonza’s request.  All Kolltan Provided Materials so provided to Lonza shall be detailed in Schedule 7 to be appended to this Agreement on a Project-by-Project basis. Title and all rights of ownership to the Kolltan Provided Materials and the Kolltan Information supplied to Lonza shall remain vested in Kolltan.

3.2.                           Subject to Clause 7, Kolltan shall pay the Price for provision of the Services together with any additional costs and expenses that fall due under this Agreement in accordance with the Terms of Payment as set forth on Schedule 3.

3.3.                           Kolltan hereby grants Lonza the non-exclusive right to use the Kolltan Materials and the Kolltan Information solely for the purpose of providing Services to Kolltan at the Facility in accordance with this Agreement.

3.4.                            Subject to Lonza’s obligations under Clause 2.4, Kolltan will be responsible for obtaining, at its expense, all regulatory and governmental approvals and permits necessary for Kolltan’s use of any Product developed and/or manufactured under this Agreement, including, without limitation, IND submissions and any analogous submissions filed with the appropriate Authority of a country other than the United States.  Lonza will be responsible for providing Kolltan with relevant supporting data and information relating to the development and/or manufacture of Product (or any component thereof) necessary for obtaining such approvals, including, without limitation, all Records, Batch Documentation, the relevant parts of the master Batch Records, and Results relating to the development and manufacture of Product; however, any trade secrets or confidential or proprietary information of Lonza may be provided by Lonza directly to the appropriate Authority in its drug master file (“DMF”), and Lonza shall permit Kolltan and/or its licensees to refer to such DMF as part of Kolltan’s submissions to such Authority.  At its own expense, Lonza shall use all Commercially Reasonable Efforts to procure that it and any necessary third party contractor (including External Laboratories) shall promptly execute and deliver such documents and perform such acts as may reasonably be required for the purpose of giving full effect to this Clause 3.4, including, but not limited to, providing to the appropriate Authorities a letter or other documentation evidencing Kolltan and/or its licensee’s right of reference to Lonza’s DMF.

4.                                      Rolling Forecast, Manufacturing Schedule, Binding Order

4.1.                            Upon the completion of Stage 1, Cell Line Development, as set forth in Schedule 2, or as mutually agreed to in the applicable Future Schedules, the Project Team shall finalize the number of Batches and the timing of Delivery of Product needed to support Kolltan’s development plan, and the Project Team shall prepare a [**] month rolling forecast for each Project, unless otherwise agreed by the Parties, in which Kolltan shall provide its best estimates on capacity demand based on its current operations and Lonza shall provide its best estimates of cGMP capacity available at the Facility(ies) (the “Rolling Forecast”). The Project Team will share updates to the Rolling Forecast on a quarterly basis no later than the last Business Day of March, June, September and December of each year.  Based on the Rolling Forecast, Lonza shall tentatively schedule such capacity requirements and the Project Team shall determine the relevant Out of Freeze Date in the manufacturing schedule for the period of time up to [**] months after the date of the most recent Rolling Forecast.  However, this shall not be considered binding on either Party until a Binding Order has been placed pursuant to Clause 4.2.  As part of the Rolling Forecast, Lonza shall promptly inform Kolltan should Lonza become aware that available cGMP capacity could be reduced and would impact the Rolling Forecast, so that the Parties may work cooperatively toward a mutually acceptable schedule for cGMP manufacturing.  Notwithstanding the foregoing, if Kolltan has issued a Binding Order in accordance with 4.2 below, Lonza shall not materially alter Kolltan’s manufacturing schedule, unless the Parties mutually agree in writing.

4.2.                            Not later than [**] months before the projected Out of Freeze Date (except for the first Batch following the completion of Stage 1, where a shorter notice period may be given, subject to capacity being available at Lonza), Kolltan shall prepare a purchase order for the actual number of Batches being ordered for manufacture, the production schedule for such Batches and the schedule for Delivery of Product. Such purchase order shall be clearly labeled as a “Binding Order” and, upon the agreement of the Parties to such labeling, Lonza will be deemed to have committed to the production of the Batches, the production schedule for such Batches and the schedule for Delivery of Product as set forth on the purchase order and Kolltan shall be deemed to have committed to pay for that number of

Batches as set forth on the purchase order.  The Binding Order shall also contain a good faith estimated quantity of Product resulting from such Batches (but which estimate cannot be guaranteed to be delivered) as determined by the Project Team. A Binding Order will be made on such form of purchase order or document as Kolltan may specify from time to time in writing; provided that the terms and conditions of this Agreement shall be controlling, and any term or condition of such purchase order for a Binding Order that is not otherwise set forth in this Agreement shall be void unless expressly accepted in writing by Lonza.  For the avoidance of doubt, a Binding Order will arise upon the written agreement of the Parties as detailed above and can be issued at any time (subject, however, to capacity being available at Lonza); issuing a Binding Order [**] months before the projected Out of Freeze Date is to ensure the availability of capacity at the Facility by the projected Out of Freeze Date.

4.3.                           Lonza shall reserve Kolltan’s capacity demands upon receipt of a Binding Order, subject to capacity being available, and shall not cancel or alter Kolltan’s Binding Order in order to give a third party preference in relation to such capacity.  For the avoidance of doubt, once a reservation has been made and a Binding Order has been accepted, Lonza may only cancel or alter such reservation pursuant to Clauses 4.4 and/or 11 of this Agreement.

4.4.                           Once a Binding Order has been issued for a Project and without prejudice to Lonza’s obligations under Clauses 2.3 and 2.4, neither Party shall be entitled to cancel any unfulfilled part of the Services for such Project except in accordance with Clause 11 or except as mutually agreed by the Parties in writing.  If either Party, in good faith and having exhausted other viable alternatives, wishes to revise a given Binding Order, it shall notify the other Party immediately in writing the reasons for such adjustment and both Parties, in good faith, will use Commercially Reasonable Efforts to revise the production schedule for such Binding Order, including but not limited to substituting other Kolltan Products or Lonza customers into the production schedule.

4.5.                           On a Project-by-Project basis, if there is a failure to produce at least [**] percent ([**]%) of the estimated quantities of Product scheduled for Delivery pursuant to a Binding Order, the Project Team shall investigate the reason for such failure. If the investigation reveals that such failure to produce the estimated quantities arises due to Lonza’s Fault, the Steering Committee will meet as per Clause 5.3 and will determine what compensation is due Kolltan as a result of such failure to produce. If the Steering Committee cannot reach an agreement, then the parties shall be entitled to dispute resolution procedures set forth in Clause 5.3.3.

5.                                      Governance; Disputes

5.1.                            Designation of Project Manager.  For each Project, Lonza and Kolltan shall each identify a Project Manager who will serve as the principal point of contact for the day-to-day coordination and operation of such Project.  The Project Manager shall be responsible for ensuring delivery to schedule, managing adjustments to schedules, and coordinating and supervising the Project, including communication of all instructions and information concerning the Project to the other Party.  A written protocol of such communication shall be developed by the Project Managers to ensure the timely and open exchange of information.  Each Project Manager will be available on an agreed basis for consultation at prearranged times during the course of the Project.  In the absence of the Project Manager, a substitute shall be appointed.  Additional modes or methods of communication and decision making may be implemented with the written consent of each Party. The Project Managers shall comprise part of the Project Team.

5.2.                           Project Team.

5.2.1.    For each Project, the Parties shall form a Project Team to which both Parties will delegate, in their sole and reasonable judgment, professionally and technically qualified representatives (e.g., qualified in upstream process, downstream process, analytics, quality assurance and regulatory matters).  Each Project Team member shall have knowledge and ongoing familiarity with the Project and will possess the authority to make decisions on matters raised in the Project Team, in all cases consistent with the terms of this Agreement.  Each Party shall have the right to substitute different representatives as its members of the Project Team as needed from time to time.  Each Party shall also be entitled to invite other employees or consultants (subject to the following sentence) as ad hoc guests to address specific technical or commercial issues related to the Project.  Consultants of a Party or other third parties may be invited, provided that they are bound by confidentiality obligations which are substantially similar to the Parties’ obligations under Clause 10.

5.2.2.    Each Project Team shall oversee its Project, consistent with the terms of this Agreement, and shall be responsible for developing, maintaining and updating the Project Plan and the Rolling Forecast for such Project. Any changes to the scope of work as identified in the Project Plan, Schedules or Future Schedule must be agreed to in writing via a signed Change Order.  If a required modification to the Project Plan, Schedules or Future Schedule is identified by Kolltan, or by Lonza, the identifying Party will notify the other Party in writing as soon as reasonably possible.  Any potential modification will not take effect until both Parties have agreed to the modification in the form of a Change Order.

5.2.3.    Each Project Team shall hold telephonic or, if mutually agreed by the Parties, video conferencing, meetings at least monthly, with more ad hoc contact via telephone or email as needed. Prior to each meeting of a Project Team, whether in-person, telephonic or via video conference, the Parties will distribute to each other no later than [**] hours before the meeting an agenda of the issues to be discussed, as well as written copies of all materials, data and information arising out of the conduct of their activities hereunder that are relevant to the upcoming meeting.   Minutes of each meeting shall be taken on a rotational basis by the Lonza Project Manager and the Kolltan Project Manager or as otherwise agreed by the Project Team and distributed before the next meeting for approval by the Project Team.  Each Project Team, including any technical representatives, shall have at least two face-to-face meetings on a calendar yearly basis to review the Project and share best practices so that the Parties may generate shared benefit from the collaboration.

5.2.4.    Notwithstanding the foregoing, it is the right of each Party to call for a Project Team meeting upon written request at any time and such meeting will be held at a time and location, if the meeting is in person, to be agreed between the Project Team members. Each Party shall bear its own travel and accommodation costs for any in-person meetings.   The inviting Party shall prepare and distribute no later than [**] hours before the meeting, an agenda and any necessary materials for the meeting.  The inviting Party shall also prepare the minutes of the meeting which shall be circulated promptly following the meeting for approval by the Project Team at the next regularly scheduled meeting of the Project Team.

5.2.5.    Each Project Team shall pursue continuous improvement initiatives for the Process and share in the associated benefits of such initiatives.  Such initiatives shall include next generation Process implementation and validation.  Lonza agrees to use Commercially Reasonable Efforts to implement such initiatives in a timely manner.  In the event an implemented Process change suggested by either Party results in cost reductions to Lonza of X, the Parties shall [**] the benefits of such cost reductions by reducing the Price by [**].

5.3.                            Steering Committee.

5.3.1.    The Parties shall form a Steering Committee to which each Party will delegate [**] executive employees who are familiar with the Project.  In the case of Lonza, the executives shall be [**] or their designee(s), provided that such designee(s) shall have substantially the same authority and decision making power as the aforementioned executives.  In the case of Kolltan, the executives shall be at the vice president level or higher. The Steering Committee shall provide strategic guidance for the overall collaboration and have general oversight and review of the activities of each Project Team and shall be responsible for resolving any issues referred to the Steering Committee by the Parties.  For clarification, while each Project will have its own Project Team, the Steering Committee will have oversight and governance over all Projects.  Subject to the mutual written agreement of the Parties and the terms of this Agreement, the Steering Committee shall have the ability to make any necessary adjustments to the governance structure of the collaboration, including the Project Teams, propose amendments to the definition of each Party’s deliverables under the Agreement, as well as review key performance indicators previously agreed to by the Parties, provided, however, in no event shall the Steering Committee take action inconsistent with the terms of this Agreement or any other written agreement between the Parties.

5.3.2.    Once Services have commenced, the Steering Committee shall meet on a [**] basis or as otherwise agreed by the Parties.  At least [**] meetings per year shall be conducted in–person and such meetings shall alternate between a site designated by Lonza in the United Kingdom and a site designated by Kolltan in the United States.  Each Party shall bear its own travel and accommodation costs.  Minutes of each meeting shall be taken on a rotational basis between Lonza and Kolltan and shall be distributed for approval by the Steering Committee at the next meeting.

5.3.3.    The Steering Committee will take action by unanimous consent of its members, with each representative having a single vote, or by a written resolution signed by all of the representatives.  If the Steering Committee is unable to reach unanimous consent on a particular matter, then the matter will be referred to a personal meeting (which shall be face-to-face if requested by either Party) between Lonza’s Head of the Custom Manufacturing division or his/her designee and the Chief Executive Officer of Kolltan or his/her designee, who in each case may not be a member of the Steering Committee and both of whom shall act in good faith and discuss the issue to seek a resolution acceptable to both Parties and if resolved the resolution shall be binding and final, provided, however, in no event shall such resolution be inconsistent with the terms of this Agreement or any other agreement between the Parties. In each case, any designee(s) appointed by the Parties must have the authority and decision making power granted by the aforementioned executives to bind the respective Parties to the resolution(s) that may result from such a meeting.  The meeting shall take place within [**] calendar days of the relevant referral, or as otherwise mutually agreed.  In case such persons cannot agree within a further [**] calendar days after such meeting, then the following shall apply:

(a)         If the dispute is predominantly concerned with scientific or technical issues, then the entire dispute shall be referred to independent experts on whom the Parties agree as set forth hereinafter.  Each Party is entitled to propose one (1) unconflicted independent expert, subject to the consent of the other Party, and the other Party shall not unreasonably withhold its consent to the appointment of such expert.  The Parties will make available the same set of documents to both experts and both experts shall provide their expert opinion in the English language within [**] weeks after the second expert has been appointed.  The decision of such independent experts shall be in writing and, save for manifest error on the face of the decision, shall be binding on both Lonza and Kolltan.  If the two (2) experts come to dissenting opinions and are unable to solve the dispute among themselves, a third unconflicted independent expert shall be appointed jointly by the Parties, who is an expert in the particular scientific or technical area at issue.  If the Parties cannot agree as to the third unconflicted independent expert, then such third expert shall be appointed by the CEDR (Centre for Effective Dispute Resolution) in London, England and such decision by the CEDR shall be binding.  Such third expert shall have access to the written opinions of the two other experts as well as to all documents that were made available to the two experts.  The third expert shall then approve one of the two opinions of the first two experts, and such opinion approved by the third expert shall be considered final and binding on the Parties.  The reasonable costs of the experts shall be paid by the non-prevailing Party.

(b)         If the dispute is predominantly concerned with an issue other than a scientific or technical issue, then the Parties agree to attempt in good faith to resolve such dispute by mediation administered by the CEDR in London, England.  The parties agree that they shall share equally the cost of any mediation fees, and the cost of the mediator.  Each party must bear its own attorneys’ fees and associated costs and expenses.  The place of any mediation shall be London, England.  If efforts at mediation are unsuccessful within [**] calendar days of either Party referring the dispute to mediation either Party may pursue its rights in a court of law in accordance with Clause 14 of this Agreement.  Nothing in this Clause 5.3 shall prevent a Party from exercising any right under this Agreement, including the right of termination under Clause 11 below.

5.4.                           Access to Lonza Senior Management.  As part of the collaborative and long-term nature of the relationship between the Parties, Kolltan shall have access to senior Lonza management to discuss the strategic direction of the collaboration, including [**]-yearly meetings either during the Steering Committee meetings or as otherwise mutually agreed.

6.                                     Manufacturing/Testing, Conformity, Delivery, Transportation and Insurance

6.1.                            cGMP Manufacturing/Testing.

6.1.1.    Each Product to be developed and manufactured under this Agreement will be developed and manufactured in accordance with the Applicable Laws unless otherwise stated in the Schedule. Prior to the first Out of Freeze Date for a Product, the Process for such Product will be pre-approved by Kolltan in accordance with the procedures set forth on Schedule 2 as well as the procedures developed by the Project Team. Based on the available Process performance data generated prior to the first cGMP Batch, the Parties will revise the Specifications in Schedule 1, if and as needed, prior to initiating the cGMP Batch and such revised Specifications will become the Specifications as such term is used in this Agreement.  Each Batch of Product, and all relevant in-process material, will be sampled and tested by Lonza in strict compliance with the Specifications, and Lonza will review the records relating to the development and manufacture of the Batch and will assess if the development and manufacture has taken place in compliance with cGMP (if applicable) and the Process.

6.1.2.    If required by a Stage, Kolltan may carry out, or have carried out on its behalf by a third party, an analysis of a sample taken following bulk fill (a “Testing Sample”) using any of the tests outlined or referred to in the Specification set out in Schedule 1 or a Future Schedule (it being the Parties’ intention not to have duplicative release testing performed by both Kolltan and Lonza).  Within [**] calendar days after Kolltan concludes such testing, Kolltan shall notify Lonza, in writing, whether it has accepted such Testing Sample as meeting Specifications.  If such tests show that the Testing Sample fails to meet Specification, Kolltan shall return such Testing Sample to Lonza’s premises for further testing.  If the Parties agree that the Testing Sample returned to Lonza fails to meet Specification and that such failure is not due (in whole or in part) to acts or omissions of Kolltan or any third party after delivery of the Testing Sample to Kolltan or such third party, then Lonza will be subject to the same procedures as set forth in Clause 6.2.2 for Non-Conforming Batch(es). In the event Kolltan requires Lonza to replace such Product, Lonza shall use all Commercially Reasonable Efforts to do so with the minimum delay in the timing of such replacement having regard to its commitments to third parties.

6.1.3.    If there is any dispute concerning whether the Testing Sample returned to Lonza fails to meet Specification or whether such failure is due (in whole or in part) to acts or omissions of Kolltan or any third party after delivery of such Testing Sample to Kolltan or such third party, and the Parties cannot reach a resolution to such dispute by the Project Team and/or the Steering Committee, such dispute shall be subject to the dispute resolution procedures set forth in Clause 5.3.3.

6.2.                            Conformity to Specifications.

6.2.1.    Conforming Batch(es).

(a)         Lonza shall use all Commercially Reasonable Efforts to manufacture Product conforming to the Specifications, the Process and the Quality Agreement and if applicable, cGMP. If a Batch of Product conforms to the Specifications and was manufactured according to the Applicable Laws, the Process and the Quality Agreement, then a certificate of compliance will be completed and approved by Lonza. This certificate of compliance, a certificate of analysis, certificate of origin (in respect of raw materials), the Specifications, a complete and accurate copy of the consolidated Batch records, and the Process description (collectively, the “Batch Documentation”) for such Batch of Product will be provided to Kolltan within [**] calendar days of completing the bulk fill, either electronically through a secure portal or by a reputable overnight courier or by registered or certified mail, postage prepaid, return receipt required to verify delivery date. Upon request, Lonza will also provide Kolltan with all Results relating to the manufacture of each Batch of Product. If Kolltan requires additional copies of such Batch Documentation, these will be provided by Lonza to Kolltan at a price equal to Lonza’s direct cost but without a mark-up.

(b)         Kolltan will review the Batch Documentation for each Batch of Product and will notify Lonza in writing of its acceptance or rejection of such Batch within [**] weeks, or as otherwise mutually agreed, of receipt of the complete Batch Documentation relating to such Batch. During this review period, the Parties agree to respond promptly, but in any event within [**] Business Days, to any reasonable inquiry or request for a correction or change by the other Party with respect to such Batch Documentation. Kolltan has no obligation to accept a Batch if such Batch does not comply with the Specifications and/or was not manufactured in compliance with Applicable Laws and the Process.  Any disagreements between the Parties about whether a Batch complies with the Specifications and/or was manufactured in compliance with Applicable Laws and the Process shall be subject to the dispute resolution procedure set forth in Clause 5.3.3.

6.2.2.    Non-Conforming Batch(es).  If a Batch of Product, whether an individual Batch or part of a sequence of Batches in the case of process validation Batches fails to conform to the Specifications or was not manufactured in compliance with Applicable Laws, the Process, or the Quality Agreement, then Lonza will, at Kolltan’s sole option:

(a)         refund [**] the Price and expenses paid by Kolltan for such Batch, and the [**] used in the manufacture of such Batch(es); or

(b)         at [**], including the [**] and used in the manufacture of such Batch(es), produce a new Batch of Product as soon as reasonably possible, that conforms to the Specifications and is manufactured in compliance with the Applicable Laws, Process and Quality Agreement; or

(c)          Reprocess the Product, [**], so that the Batch can be deemed to have been manufactured in compliance with the Applicable Laws, Process and Quality Agreement, and to conform to Specifications; or

(d)         If the Batch was part of a sequence of Batches as in the case of validation Batches, determine jointly with Kolltan the root cause for such non-conformance. If the non-conformance results in one or more of the Batches in a sequence being unusable for commercial sale, clinical use or other development use, and if the root cause was due to Lonza’s Fault, Lonza will either (i) [**] for the unusable portion sequence of Batch(es), including the [**] used in the manufacture of such Batch(es); or (ii) at [**], including the [**], and used in the manufacture of such Batch(es), replace the unusable sequence of Batch(es) of Product as soon as reasonably possible.  For the avoidance of doubt, if any of the Batch(es) in the sequence are usable for commercial sale, clinical use or other development use, then Lonza would only be liable of the non-usable Batch(es).

6.2.3.                                                    In the event of a non-conforming Batch as described in Clause 6.2.2, the Parties will meet to discuss, evaluate and analyze the reasons for, and implications of, any failure to comply with the Applicable Laws, Process, Quality Agreement and/or the Specifications and will decide whether to proceed with or to amend the applicable Project Plan or Schedule via a Change Order, or to terminate such Schedule.

6.2.4.                                                    There shall be no obligation on Lonza to meet Specification where such failure is due (in whole or in part) to an inherent problem with the Product and/or the negligence or willful misconduct of Kolltan or any third party after Delivery by Lonza of the Product.

6.3.                           Delivery.

6.3.1.    Product shall be delivered EXW (ex-works) Lonza’s Facility (as defined by Incoterms 2010) meaning that risk of loss to Product passes to Kolltan 1) after Lonza has provided the Batch Documentation to Kolltan and 2) on the date Lonza places Product at the disposal of Kolltan’s carrier at Lonza’s premises not cleared for export and not loaded onto any collecting vehicle subject to Lonza having provided at least [**] weeks’ notice of such date (“Deliver,” “Delivery,” or “Delivered,” as appropriate). In the event of any conflict between EXW as defined by Incoterms 2010 and the terms contained herein, the terms contained herein shall prevail.  Lonza shall take all reasonable steps, including communicating in advance with Kolltan, coordinating and scheduling to the extent possible with Kolltan so that Delivered Products are not awaiting transportation at Lonza’s premises for longer than [**] calendar days.  Transportation of Product, whether or not under any arrangements made by Lonza on behalf of Kolltan, shall be made at the sole risk and expense of Kolltan.

6.3.2.    Lonza shall provide within the Facility an area or areas where Kolltan Materials are stored in accordance with the Applicable Laws and Specifications and in such a way as to be able at all times to clearly distinguish such materials from products and materials belonging to Lonza, or held by Lonza for a third party’s account.  Lonza will at all times take such measures as are required to protect the Kolltan Materials from risk of loss or damage at all stages of the provision of Services under this Agreement. Lonza will immediately notify Kolltan if at any time it believes the Product or Kolltan Materials have been damaged, lost or stolen.

6.3.3.    At Kolltan’s request, Lonza may Deliver Product prior to delivery of the Batch Documentation.  Such request shall be accompanied by Kolltan’s written acknowledgement that (i) the Product has been Delivered without the transmittal to Kolltan of the Batch Documentation and accordingly the Product cannot be administered to humans until transmittal of the Batch Documentation, and (ii) Kolltan nevertheless accepts full risk of loss, title and ownership of the Product.  The Delivery of Product under these circumstances shall be subject to such testing requirements as Lonza may reasonably require.

6.3.4.    Unless otherwise agreed, Lonza shall package and label Product for Delivery in accordance with its standard operating procedures.  It shall be the responsibility of Kolltan to inform Lonza in writing in advance of any special packaging and labeling requirements for Product.  All additional costs and expenses of whatever nature incurred by Lonza in complying with such special requirements shall be charged to Kolltan in addition to the Price.

6.3.5.    The process and procedures for the delivery and acceptance/rejection of all Deliverables not otherwise set forth in this Clause 6 or elsewhere in this Agreement, the Schedules or Future Schedules shall be as set forth in the Project Plan for each Project.

6.4.                           Transportation.

6.4.1.    If requested in writing by Kolltan, Lonza will (acting as agent of Kolltan for such purpose) arrange the transportation of Product from Lonza’s Facility to the destination indicated by Kolltan, together with insurance coverage for Product in transit at its invoiced value.  All additional costs and expenses of whatever nature (provided such costs and expenses are reasonable) incurred by Lonza in arranging such transportation and insurance shall be charged to Kolltan in addition to the Price. Kolltan shall make damaged Product and associated packaging materials available for inspection and shall comply with the requirements of any insurance policy covering the Product as notified by Lonza to Kolltan.

6.4.2.    Where Lonza has made arrangements for the transportation of Product, Kolltan shall diligently examine the Product as soon as practicable after receipt and comply without delay in accordance with the time periods set forth hereinafter for the giving of notice of claims.  Notice of all claims arising out of:

(a)         visible damage to or total or partial loss of Product in transit shall be given in writing to Lonza and the carrier within [**] Business Days of receipt by Kolltan at the final delivery site designated by Kolltan; or

(b)         non-Delivery shall be given in writing to Lonza within [**] Business Days after the date of Lonza’s dispatch notice.

6.4.3.    Whether or not Lonza has made arrangements of the transportation of Product, Lonza shall offer Kolltan all reasonable assistance (at the expense of Kolltan) in pursuing any claims arising out of transportation of the Product. Transportation of Product, whether or not under any arrangement made by Lonza on behalf of Kolltan shall be made at the sole risk and expense of Kolltan who shall be deemed to have full knowledge of the carrier’s terms and conditions of carriage (“Carriage Terms”). Kolltan shall, as appropriate, observe, perform and be subject to the Carriage Terms in relation to the transportation of Product and shall indemnify Lonza against all losses, expenses, demands, claims, actions, judgments, assessments, damages, liabilities, fines, penalties, costs and fees (collectively “Claims”) incurred by Lonza by reason of Kolltan’s failure to observe and perform the Carriage Terms; however, if the Claims are due to Lonza’s Fault, then Lonza shall bear all expenses of pursuing the Claim.

6.5.                           Insurance.

6.5.1.    During the Term of this Agreement, each Party shall obtain and maintain adequate general and business liability insurance or the appropriate equivalent liability insurance with a reputable and solvent insurance provider in such amounts and scope of coverage which are reasonable, customary and commensurate with each Party’s business activities.  Upon the enrollment of the first patient in a clinical trial where Product will be administered to such patient, the Parties shall obtain and maintain product liability insurance with a reputable and solvent insurance provider in the amount of not less than U.S. $[**] per event or linked events. Such product liability insurance shall be maintained for the duration of any clinical trials where Product is administered to patients and for a period of not less than [**] years following the completion of such clinical trials. Each Party shall supply the other Party with a summary of its insurance policies upon reasonable request and shall not terminate or amend (other than amending to increase the level of coverage) such policies without prior written notice to the other Party.

6.5.2.    If requested in writing by Kolltan, Lonza will arrange for insurance of Product held by Lonza after Delivery (i.e., while Product is awaiting transportation) for a maximum of [**] calendar days on terms equivalent to those under which Lonza insures Product prior to Delivery. All additional costs and expenses of whatever nature incurred by Lonza in arranging such insurance shall be charged to Kolltan in addition to the Price.

7.              Price and Terms of Payment

7.1.                           Lonza shall invoice Kolltan the Price in accordance with the Terms of Payment, provided however, where estimates of the Price have been provided in Schedule 3 for External Laboratory charges or otherwise are estimates by Lonza, Lonza agrees to 1) provide Kolltan with an update to such estimates on an annual basis and 2) obtain the approval of Kolltan for any final Prices that are [**] percent ([**]%) or greater higher than the latest corresponding Price estimate provided to Kolltan prior to incurring any charges from External Laboratories or other third parties. In connection with the Services provided pursuant to this Agreement, Lonza shall use Commercially Reasonable Efforts to acquire raw materials, External Laboratory services or other third party services at the lowest price reasonably available to Lonza.

7.2.                           Unless otherwise indicated in writing by Lonza, Price is exclusive of Value Added Tax or of any other applicable taxes, levies, imposts, duties and fees of whatever nature imposed by or under the authority of any government or public authority, which shall be paid by Kolltan (other than taxes on Lonza’s income).  The Parties agree to co-operate in all respects reasonably necessary to take advantage of any double taxation treaties as may be available and to reduce or minimize the Value Added Tax or any other taxes to which the Parties are subject pursuant to this Agreement.  All invoices shall be issued in accordance with the Terms of Payment and payment of undisputed invoices must be made within [**] calendar days of receipt of invoice by Kolltan (“Due Date”).  All payments made pursuant to this Agreement shall be made by check or wire transfer in British Pounds Sterling to the bank account designated by Lonza in writing to Kolltan.

7.3.                           Within [**] calendar days of receipt of invoice, Kolltan shall notify Lonza in writing of any amounts in dispute from such invoice.  The Parties shall work together towards a mutually acceptable resolution of the disputed amounts and, if they do reach such a resolution, the disputed amount shall be paid by the Due Date or within [**] calendar days of the date of resolution, whichever is later.  If the Parties cannot reach a mutually acceptable resolution of the disputed amount, even after acting in accordance with this Clause 7.3, then such dispute shall be addressed in accordance with Clause 5.3.3.

7.4.                            If Lonza has not been notified of an invoice dispute and Kolltan is in default of payment on such non-disputed invoice, the following shall apply with respect of such default payment:

(a) on the next calendar day immediately after the Due Date, interest shall accrue on any undisputed amount overdue at the rate of [**] percent ([**]%) above the base lending rate from time to time of National Westminster Bank plc on any unpaid balance; interest to accrue on a [**] basis until payment by Kolltan or as otherwise resolved by the mutual agreement of the Parties; and

(b) [**] calendar days after the Due Date of any undisputed invoices for a given Product, Lonza shall, at its sole discretion, and without prejudice to any other of its accrued rights, be entitled to suspend the provision of the Services for the relevant Product or to treat this Agreement as repudiated with respect to the relevant Product on not less than [**] calendar days’ prior notice in writing to Kolltan given at any time thereafter until such time as Kolltan has paid such undisputed invoice.

7.5.                            Lonza shall keep accurate records of all Services performed, raw materials purchased and invoice calculations, and, upon the written request of Kolltan, will permit Kolltan or its duly authorized agents to examine such records, including third party invoices for raw materials, during normal business hours for the purpose of verifying the correctness of all such calculations.

8.                                      Ownership and Intellectual Property

8.1.                           The Parties agree that, as between the Parties, (i) Lonza shall own all right, title and interest in the New General Application IP and (ii) Kolltan shall own all right, title and interest in the New Kolltan IP and Kolltan Materials.  To the extent to which any right, title and interest in New Kolltan IP and Kolltan Materials does not automatically vest in Kolltan by operation of law by virtue of Kolltan’s payment for the Services, Lonza hereby assigns, or shall procure the automatic assignment of, all rights, title and interest in any and all New Kolltan IP and the Kolltan Materials to Kolltan.  If for any reason such assignment cannot take effect as at the Effective Date of this Agreement in relation to future created New Kolltan IP and/or Kolltan Materials, such assignment shall be effective from the earliest possible date.  Lonza shall promptly disclose to Kolltan in writing details of all New Kolltan IP.  On Kolltan’s request, provided that, no unreasonable burden will be imposed upon Lonza personnel’s time and/or efforts, Lonza shall promptly execute all papers and take all actions and shall procure that its Affiliates, External Laboratories and other contractors/subcontractors or agents of Lonza promptly execute all papers and take all actions as Kolltan deems reasonably necessary or desirable, at Kolltan’s reasonable cost, to (i) perfect or confirm the transfer of ownership to Kolltan of the New Kolltan IP and Kolltan Materials, (ii) file and prosecute patents in respect of any inventions comprising New Kolltan IP, and (iii) maintain, defend and enforce the New Kolltan IP. For the avoidance of doubt, all Intellectual Property (including rights in confidential information) in the Host Cell Line shall remain vested in Lonza but Kolltan shall be the owner of the Kolltan Cell Line.

8.2.                           Except as expressly provided in this Agreement, the License Agreement, the Technology Transfer Agreement or any other agreement between the Parties, neither Party will, as a result of this Agreement, acquire any right, title, or interest in any Intellectual Property that the other Party owns or controls as of the Effective Date, or that the other Party obtains ownership or control of separate and apart from the performance of the Services under this Agreement.

8.3.                           Lonza hereby grants Kolltan a non-exclusive, world-wide, fully paid-up, irrevocable and transferable license, with the right to grant and authorize sublicenses, under and to all New General Application IP, to the extent such New General Application IP is necessary or useful to develop, conduct clinical trials for, formulate, manufacture, test, seek regulatory approval for, market, commercialize, make, have made, use, sell, offer for sale, import/export, and/or distribute Product.

8.4.                           Lonza acknowledges and agrees that Kolltan is and shall be licensed by Lonza under all Intellectual Property required to use the Process to exploit Product without infringing or misusing any Intellectual Property owned or controlled by Lonza or its Affiliates (the “Process IP”) on the terms contained in this Agreement, the License Agreement and the Technology Transfer Agreement. Other than Intellectual Property licensed to Kolltan pursuant to Clause 8.3 or the first sentence of this Clause 8.4 of this Agreement, or under the License Agreement or the Technology Transfer Agreement, no additional Intellectual Property (whether or not patentable) that is owned or controlled by Lonza and/or its Affiliates (the “Additional IP”) may be incorporated into the Process or practiced by Lonza in connection with the Services without Kolltan’s prior written consent.  The Parties agree that, prior to the incorporation of or practice under any Additional IP, the royalty, if any, which would be associated with a license of such Additional IP shall be disclosed to Kolltan and Kolltan shall have the option to include or exclude or avoid any use of such Additional IP in connection with the Process.  In the event that Kolltan agrees to the incorporation or practice under any Additional IP into or in connection with the Process, then the royalty associated with such Additional IP shall be in addition to any other royalty payable by Kolltan to Lonza.  In the event Lonza incorporates Additional IP into the Process without Kolltan’s prior written consent, Kolltan shall not owe any royalty or other economics to Lonza with respect to such Additional IP.

9.                                     Representations, Warranties, Covenants and Indemnification

9.1.                            Lonza Representations and Warranties and Additional Covenants.  Lonza represents, warrants and covenants as follows, provided that, with respect to each Project, such representations, warranties and covenants, as applicable, shall be deemed to be made by Lonza when the finalized Schedules and/or Future Schedules, as applicable, for such Project are appended to this Agreement (the “Project Commencement Date”), provided further that, on or prior to such Project Commencement Date, Lonza shall disclose any exceptions to such representations, warranties and covenants in Schedule 6 attached hereto:

(a) the Services shall be performed in accordance with all terms and conditions of the Agreement;

(b) unencumbered title (save for any intellectual property rights which may exist and belong to Lonza under Clause 8) to the Kolltan Materials will be automatically conveyed to Kolltan upon Delivery of the Products or where applicable, upon payment by Kolltan to Lonza for the Services which led to the creation of such Kolltan Materials;

(c) to the best of Lonza’s knowledge and belief and except for Kolltan’s intellectual property rights in the Kolltan Provided Materials, Lonza and/or its Affiliates own or have rights to use and sublicense through multiple tiers all Intellectual Property in and to the Process and as otherwise required for the purposes of providing Services under this Agreement and, during the Term of this Agreement, Lonza and/or its Affiliates shall not do or permit or cause anything to be done which would adversely affect its ownership or entitlement to use and sublicense the same for those purposes;

(d) Lonza has the necessary corporate authorizations to enter into and perform its obligations under this Agreement and the execution, delivery and performance of this Agreement by Lonza does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound;

(e) to the best of Lonza’s knowledge and belief, except to the extent relating to Kolltan Provided Materials, none of the (i)  use of the GS System to express Product, (ii) operation of the Process and performance of the Services (excluding any modifications or steps made or developed by Kolltan), or (iii) use or practice under Lonza Patent Rights and Lonza Know How for the performance of the Services as provided herein, infringe any rights (including without limitation any intellectual or industrial property rights) vested in any third party;

(f) Lonza will notify Kolltan in writing immediately if it and/or its Affiliates receive, is notified or otherwise becomes aware of a claim from a third party that the use by Lonza and/or its Affiliates of the GS System, Process, the Lonza Know How and/or the Lonza Patent Rights for Services infringes any intellectual property rights or misappropriates any trade secrets vested in such third party;

(g) (i) Lonza is entitled to use the Facilities for the purposes and in the manner set forth in this Agreement; and (ii) the Facilities are and will be adequately equipped for Lonza to undertake the Services in accordance with the provisions of this Agreement and all Applicable Laws;

(h) during the Term, Lonza and its Affiliates have, and those of its employees engaged in any Services shall have, the necessary experience, expertise and skill to undertake the Services in accordance with the provisions of this Agreement;

(i) Lonza has obtained and shall keep in force all necessary consents, licenses and permissions to enable it to perform its obligations under this Agreement; and

(j) Lonza is not and has never been and each of its employees, to the best of its knowledge having made due enquiry, is not and has never been debarred or threatened with debarment by the FDA pursuant to 21 U.S.C. § 335(a) and it shall not use in any capacity, in connection with the performance of its obligations under this Agreement, any Person (as such term is defined in 21 U.S.C. § 335(a)) who has been debarred pursuant to 21 U.S.C. § 335(a) or any similar law.  Lonza shall notify Kolltan in writing immediately if it or any Person performing Services hereunder is debarred or threatened with debarment.

9.2.                            Kolltan Representations, Warranties and Additional Covenants. Kolltan represents, warrants and covenants as follows, provided that with respect to each Project, such representations, warranties and covenants, as applicable, shall be deemed to be made by Kolltan on the Project Commencement Date, provided further that, on or prior to such Project Commencement Date, Kolltan shall disclose any exceptions to such representations, warranties and covenants in Schedule 6 attached hereto.

(a) Kolltan has and shall at all times throughout the term of this Agreement have the right to supply the Kolltan Provided Materials and the Kolltan Information to Lonza and the necessary rights to license or permit Lonza to use the same for the purpose of the Services;

(b) Kolltan has the necessary corporate authorizations to enter into this Agreement and the execution, delivery and performance of this Agreement by Kolltan does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound;

(c) any of the Kolltan Provided Materials, Kolltan Information and Kolltan IP Rights not owned by Kolltan are licensed to Kolltan under a license which will permit their use by Lonza to perform the Services;

(d) to the best of Kolltan’s knowledge and belief, the use by Lonza of the Kolltan Provided Materials, Kolltan Information and Kolltan IP Rights for the Services (including without limitation the manufacture of the Product) will not infringe any intellectual property rights of any third party (provided, however, that Lonza shall waive any breach of this warranty which arises if a court of competent jurisdiction determines that the use by Lonza of the Kolltan Provided Materials, Kolltan Information or Kolltan IP Rights for the Services infringes the intellectual property rights of a third party, provided that and for so long as Kolltan actually indemnifies Lonza pursuant to Clause 9.5 below); and

(e) Kolltan will promptly notify Lonza in writing if it receives, is notified or otherwise becomes aware of a claim from a third party that the Kolltan Provided Materials, Kolltan Information or the Kolltan IP Rights or that the use by Lonza thereof for the provision of the Services infringes any intellectual property rights of such third party.

9.3.                            Disclaimer: THE WARRANTIES EXPRESSLY SET FORTH IN THIS AGREEMENT ARE IN LIEU OF ALL OTHER WARRANTIES, AND, EXCEPT FOR THE WARRANTIES EXPRESSLY SET FORTH IN THIS AGREEMENT, ALL OTHER WARRANTIES, BOTH EXPRESS AND IMPLIED, ARE EXPRESSLY DISCLAIMED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

9.4.                            Indemnification by Lonza. Subject to Clauses 9.6, 9.7 and 9.8 below, Lonza shall defend, indemnify and hold harmless each of Kolltan and its directors, officers, employees, agents and the successors and assigns of any of the foregoing (each a “Kolltan Indemnitee”) from and against any loss, damage, costs and expenses of any nature (including court costs and reasonable legal fees and expenses) that Kolltan may suffer arising directly out of any breach of the warranties given by Lonza in Clause 9.1 above or any third-party claims alleging that operation of the Process, use of Lonza Know-How or practice under Lonza Patent Rights pursuant to this Agreement (including in connection with any use of any Host Cell Line, Product or other documents or materials supplied by Lonza pursuant to this Agreement) infringes any rights (including without limitation any intellectual property rights) vested in a third party (whether or not Lonza knows or ought to have known the same) provided that there shall be excluded from this indemnity all liability for actual or potential revenues of Kolltan. Lonza shall further indemnify Kolltan Indemnities against all third party claims, actions, costs, expenses (including court costs and reasonable legal fees and expenses) or other liabilities whatsoever in respect of any negligent act or omission, willful misconduct, breach of this Agreement of or by Lonza in relation to the provision of Services hereunder, including but not limited to the development, production and/or supply of Product.

9.5.                            Indemnification by Kolltan. Subject to Clauses 9.6, 9.7 and 9.8 below, Kolltan shall defend, indemnify and hold harmless each of Lonza and its directors, officers, and employees and the successors and assigns of any of the foregoing (each a “Lonza Indemnitee”) from and against any loss, damage, costs and expenses of any nature (including court costs and reasonable legal fees and expenses), that Lonza may suffer arising directly out of any breach of the warranties given by Kolltan in Clause 9.2 above or any third party claims alleging Lonza’s use of the Kolltan Provided Materials or the Kolltan Information in the provision of the Services in accordance with this Agreement infringes any rights (including, without limitation, any intellectual property rights) vested in any third party

(whether or not Kolltan knows or ought to have known about the same) provided that there shall be excluded from this indemnity all liability for actual or potential revenues of Lonza (other than those which are an integral part of any Price or fees which Kolltan is obliged to pay to Lonza under this Agreement).  Kolltan shall further indemnify Lonza Indemnitees against all third party claims, actions, costs, expenses (including court costs and reasonable legal fees and expenses) or other liabilities whatsoever in respect of:

(a) any product liability in respect of Product, unless such liability is due to Lonza’s Fault; and

(b) any negligent or willful act or omission, willful misconduct, or breach of this Agreement by Kolltan.

9.6.                            Indemnification Procedure. If a Lonza Indemnitee or Kolltan Indemnitee (the “Indemnitee”) intends to claim indemnification under this Clause 9, it shall promptly notify the other party (the “Indemnitor”) in writing of such alleged liability.  The Indemnitor shall have the right to control the defense thereof with counsel of its choice as long as such counsel is reasonably acceptable to Indemnitee; provided, however, that any Indemnitee shall have the right to retain its own counsel at its own expense, for any reason, including if representation of any Indemnitee by the counsel retained by the Indemnitor would be inappropriate due to actual or potential differing interests between such Indemnitee and any other party reasonably represented by such counsel in such proceeding.  The Indemnitee, its employees and agents, shall reasonably cooperate with the Indemnitor and its legal representatives in the investigation of any liability covered by this Clause 9.  The obligations of this Clause 9.6 shall not apply to amounts paid in settlement of any claim, demand, action or other proceeding if such settlement is effected without the consent of the Indemnitor, which consent shall not be withheld or delayed unreasonably.  The failure to deliver written notice to the Indemnitor within a reasonable time after the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve the Indemnitor of any obligation to the Indemnitee under this Clause 9.  It is understood that only Lonza or Kolltan may claim indemnity under this Clause 9 (on its own behalf or on behalf of its Indemnitees), and other Indemnitees may not directly claim indemnity hereunder.

9.7.                            Disclaimer of Certain Damages. Subject to the second sentence of this Clause 9.7, in no event shall either party be liable to the other party for loss of profits (whether direct or indirect), incidental, indirect, special, punitive or consequential damages, arising from or related to breach of this Agreement.  The foregoing disclaimer of damages shall not apply in the case of (a) breach of Clause 10 (Confidentiality), or (b) grossly negligent or intentionally wrongful acts or omissions or (c) personal injury or death or (d) intentional breach of this Agreement.

9.8.                            Limitation of Liability. Subject to Clause 9.7 and to the second sentence of this Clause 9.8, in no event shall either Party’s liability on a per Product basis for direct damages arising from or related to breach of this Agreement exceed the total maximum aggregate sum payable under this Agreement by Kolltan for such Product.  The foregoing limitation of liability shall not apply in the case of (a) breach of Clause 10 (Confidentiality), (b) personal injury or death, (c) grossly negligent or intentionally wrongful acts or omissions or (d) intentional breach of this Agreement.

10.                               Confidentiality

10.1.                     The Parties acknowledge that the Lonza Know-How and the Kolltan Information with which they are supplied by the other pursuant to the Agreement is supplied, subject to this Clause 10, in circumstances imparting an obligation of confidence and Kolltan agrees to keep such Lonza Know-How and Lonza agrees to keep the Kolltan Information together with any Know-How that is New Kolltan IP (and for the purposes of New Kolltan IP, Kolltan shall be deemed to be the disclosing Party and Lonza shall be deemed to be the receiving Party, of such Know-How), secret and confidential and each Party agrees to respect the other’s proprietary rights therein and not at any time for any reason whatsoever to use or disclose or permit in the case of Kolltan, such Lonza Know-How and in the case of Lonza, such Kolltan Information or New Kolltan IP to be used by or disclosed to any third party save as expressly provided herein.

10.2.                     Kolltan and Lonza shall each procure that all its respective employees, consultants, contractors and persons for whom it is responsible for having access to Lonza Know-How (in the case of Kolltan) or Kolltan Information (in the case of Lonza) shall be subject to the same obligations of confidence as the principals pursuant to this Clause 10 and shall be bound by secrecy agreements in support of such obligations.

10.3.                     Except as set forth herein, Lonza and Kolltan each undertake not to disclose or permit to be disclosed to any third party, or otherwise make use of or permit to be made use of (a) any trade secrets or confidential information relating to the technology, business affairs or finances of the other, any subsidiary, holding company or subsidiary or any such holding company of the other, or of any suppliers, agents, distributors, licensees or other customers of the other which comes into its possession under this Agreement;  (b) the commercial terms of this Agreement (except to the extent that the same is required to be disclosed pursuant to subpoena, court order, judicial process or otherwise by law, provided the receiving Party provides prompt notice to the disclosing Party of such requirement in order to give the disclosing Party an opportunity to timely seek a protective order or other appropriate judicial relief); or (c) any information developed by the other Party during the Term of this Agreement where such information is the type, nature or kind of information that a Party would in the normal course of its business consider or desire to be confidential. Notwithstanding the foregoing, the receiving Party shall be permitted to disclose the information described in (a), (b) and (c) above to those Affiliates, contractors, consultants or sublicensees of the receiving Party permitted under this Agreement that have a need to know, and only to the extent of their need to know, such information, provided that each such third party has the same obligations of confidentiality as the relevant Party pursuant to this Clause 10.  In addition, Kolltan shall be permitted to (i) where Kolltan is the receiving Party, disclose the information described in (a), (b) and (c) above to any party with whom Kolltan is in a strategic or licensing relationship or is in good faith, considering entering into a strategic or licensing relationship relating to a Product to the extent of their need to know, and only to the extent of their need to know, such information and (ii) disclose the existence and terms of this Agreement to its investors and potential investors; provided that each of the parties in (i) and (ii) have the same obligations of confidentiality as the Parties pursuant to this Clause 10.  If in connection with a required disclosure under (b) above, the disclosing Party is unable to obtain a protective order or other appropriate judicial relief, the receiving Party shall disclose only that portion of the disclosing Party’s confidential information which is legally required to be disclosed, and ensure that all such confidential information of the disclosing Party shall be redacted to the fullest extent permitted by law prior to such disclosure and that the disclosing Party shall be given an opportunity to review the confidential information prior to its disclosure.

10.4.                     Nothing contained in this Clause 10 shall preclude or restrict Kolltan’s right to disclose the information of either Party, whether confidential or not, provided in the course of performance of this Agreement as needed and necessary to obtain and maintain any regulatory or governmental approvals for Product, subject only to Lonza’s right as provided in Clause 3.4 to provide its trade secrets or confidential/proprietary information in the DMF.

10.5.                     The obligations of confidence referred to in this Clause 10 shall not extend to any information which

(a) is or becomes generally available to the public otherwise than by reason of a breach by the receiving Party of the provisions of this Clause 10;

(b) is known to the receiving party and is at its free disposal prior to its receipt from the disclosing Party;

(c) is subsequently disclosed to the receiving party without being made subject to an obligation of confidence by a third party;

(d) Lonza or Kolltan may be required to disclose under the Applicable Laws or legislative requirement, subject to the imposition of obligations of secrecy wherever possible in that relation; or

(e) is developed by any employee or agent of the receiving party without access to or use or knowledge of the information by the disclosing Party.

10.5.1.           Notwithstanding the foregoing, New Kolltan IP shall be subject to the obligations of confidence and non-use in this Clause 10, and shall be kept confidential by Lonza, in each case as if it had been first disclosed to Lonza by Kolltan.

10.6.                     The Parties acknowledges that:

(a) without prejudice to any other rights and remedies that the Parties may have, the Parties agree that the Lonza Know-How and Kolltan Information and New Kolltan IP is valuable and that damages may not be an adequate remedy for any breach of the provisions of this Clause 10.  The Parties agree that the relevant Party will be entitled without proof of special damage to seek the remedies of an injunction and other equitable relief for any actual or threatened breach by the other Party;

(b) save as provided herein, Lonza shall not at any time have any right, title, license or interest in or to the Kolltan Materials, Kolltan Information, Kolltan IP Rights, New Kolltan IP or any other intellectual property rights vested in Kolltan or to which Kolltan is entitled; and

(c) save as provided herein or pursuant to a separate agreement, Kolltan shall not at any time have any right, title, license or interest in or to Lonza Know-How, the Lonza Patent Rights or any other intellectual property rights relating to the Process which are vested in Lonza or to which Lonza is otherwise entitled.

11.                               Term and Termination

11.1.                     Term.  This Agreement shall be in place for the longer of (a) five (5) years, and (b) until the end of the period of time required for the full completion of all Services undertaken by Lonza pursuant to this Agreement.

11.2.                     Termination.

(a)                                 For Scientific/Technical Reasons.  If it becomes apparent to either Lonza or Kolltan at any Stage in the provision of the Services for any given Project that, despite the best efforts of the Parties, it will not be possible to complete the Services or a portion of the Services for scientific or technical reasons (for the avoidance of doubt, scientific or technical reasons include, but are not limited to, the failure of the Kolltan Cell Line to express Product, or the failure of any Stage or Sub-stage of the Services which would prevent the progression or completion of the Services on a timescale acceptable to both Parties), a [**] day period shall be allowed for good faith discussion and good faith best efforts to resolve such problems.  If such problems are not resolved within such period, Lonza and Kolltan shall each have the right to terminate the Project forthwith by notice in writing.  In the event of such termination by Kolltan, Kolltan shall pay Lonza for (i) all unpaid

Services performed by Lonza prior to such termination (including a pro rata proportion of the Price, calculated based on the mutual good faith agreement of the Parties, for any Stage or Sub-stage of the Services which is in process at the date of termination) and (ii) subject to Clauses 11.3 and 11.4, all expenses reasonably incurred by Lonza in giving effect to such termination, including the costs of terminating any commitments entered into under the Agreement, such termination sum described in clauses (i) and (ii) not to exceed the Price for such Project.  In the event of such termination by Lonza, to the extent possible and subject to the mutual agreement of the Parties, Lonza shall complete to the nearest Stage or Sub-stage of the Services which is in process at the date of termination and Kolltan shall pay for all such unpaid Services performed by Lonza prior to such termination.

(b)                                 By Kolltan if It Is Not Pursuing a Product.  Kolltan may terminate any given Project if Kolltan elects not to continue pursuing the pre-clinical development, clinical development and/or regulatory approval of the Product where Kolltan believes, in good faith, that the Product will not be able to get approved by the FDA under a Biologics License Application (“BLA Approval”) or by the foreign equivalent of the FDA under the foreign equivalent of a BLA Approval, based on the actual or expected clinical merits of the Product. For the purposes used herein, clinical merits of the Product shall include, but are not limited to, safety, efficacy, toxicity, pharmacodynamic and pharmacokinetic issues, but shall not include commercial or financial considerations relating to the Product.  In the event of a termination pursuant to this Clause 11.2(b), as part of the collaborative nature of the relationship between the Parties, [**], provided that Kolltan shall promptly notify Lonza in writing of any such decision to terminate with at least thirty (30) calendar days’ prior written notice.

(c)                                  By Kolltan for Convenience. Kolltan may, in its sole discretion, terminate any given Project or this Agreement at any time for any reason by giving not less than thirty (30) calendar days’ notice in writing to Lonza.  In the event of termination pursuant to this Clause 11.2(c) (but not Clause 11.2(a) or (b)) and subject to Clauses 11.3 and 11.4, Kolltan shall pay Lonza a termination fee calculated in accordance with the calculation in Clause 11.2(a) above plus, as applicable:

(i)                                     in the event notice to terminate Services pursuant to this Clause 11.2(c) is issued to Lonza [**] months or less before Lonza’s then estimated start date (based on the relevant Binding Order) for those Stage(s) of the Services which include activities in Lonza’s cGMP fermentation and/or purification facilities (i.e. the cGMP Batches), or is issued to Lonza at any time during such Stage(s), Kolltan shall pay Lonza a sum equal to the [**] of that Stage or those Stages in question, which payment to Lonza shall become due on the date of termination of such Services; or

(ii)                                  in the event notice to terminate Services pursuant to this Clause 11.2(c) is issued to Lonza more than [**] but not more than [**] months before Lonza’s then estimated start date (based on the relevant Binding Order) for those Stage(s) of the Services which include activities in Lonza’s cGMP fermentation and/or purification facilities (i.e. the cGMP Batches), Kolltan shall pay Lonza a sum equal to [**] percent ([**]%) of the [**] of that Stage or those Stages in question; which payment to Lonza shall become due on the date of termination of such Services; or

(iii)                               in the event notice to terminate Services pursuant to this Clause 11.2(c) is issued to Lonza more than [**] months before Lonza’s then estimated start date (based on the relevant Out of Freeze date) for any Stage of those Services which include activities in

Lonza’s cGMP fermentation and/or purification facilities (i.e. the cGMP Batches), [**] payment shall be due.

For the avoidance of doubt, activities relating to cGMP fermentation shall be deemed to commence on the Out of Freeze date.

(d)                                 For Breach.  Each Party may terminate this Agreement forthwith by notice in writing to the other Party if the other commits a material breach of the Agreement (which shall include a material breach of the representations, warranties and covenants set out in Clause 9, the confidentiality provisions of Clause 10 or obligations set forth in Clauses 2 and 3 above) which in the case of a breach capable of remedy is not remedied within [**] calendar days or such other reasonable period of time as mutually agreed by the Parties, of the receipt by the other of notice identifying the breach and requiring its remedy. A material breach shall also include any event which may not amount to a Force Majeure Event (i.e., a serious regulatory review during which operations are suspended) but which nonetheless delays by more than ninety (90) calendar days the performance of either Party’s obligations under this Agreement.

(i) For the avoidance of doubt, if Kolltan is the Party terminating this Agreement pursuant to a material breach by Lonza, no termination fee shall be paid by Kolltan and Kolltan shall only be liable for the prorated portion of the Price for any Stage or Sub-stage of the Service completed prior to the date of termination.

(ii) Both Parties reserve the right to pursue all remedies available to them under the Applicable Laws, including injunctive relief and/or specific performance, to recoup any losses or damages incurred by such Party as a result of the occurrence of a material breach by the other Party of this Agreement, including the refund of any Price paid by Kolltan to Lonza for the initiation of a Stage or Sub-stage which has not yet been initiated as of the date of termination.

(iii)                               Lonza agrees that (i) Kolltan would be irreparably injured by Lonza’s failure to provide the Services hereunder in a timely manner where such failure is a result of Lonza’s intentional breach; (ii) monetary remedies may be inadequate to protect Kolltan against any actual failure by Lonza to provide the Services hereunder, where such failure is a result of Lonza’s intentional breach; (iii) without prejudice to any other rights and remedies otherwise available to Kolltan, Lonza agrees that Kolltan shall have the right to seek equitable relief, including injunctive relief and specific performance, in Kolltan’s favor; and (iv) Lonza shall provide the necessary support to transfer the Process to another manufacturer in case of such intentional breach and, if required pursuant to the terms of the Technology Transfer Agreement in such circumstances, Kolltan shall pay Lonza in accordance with the Technology Transfer Agreement in relation to the transfer of the Process.

(e)                                  For Bankruptcy/ Insolvency. The Parties may each terminate this Agreement forthwith by notice in writing to the other Party if such other Party experiences an Insolvency Event.  In the case of Kolltan experiencing an Insolvency Event, Lonza’s right to terminate this Agreement forthwith as set out in the preceding sentence shall remain, but even if Lonza does so terminate, Lonza shall conduct good faith discussions with Kolltan exploring ways in which this Agreement might continue.

(f)                                   For Force Majeure Events.  Either Party shall have the right to terminate this Agreement, upon providing written notice thereof to the other Party, such termination to be effective thirty (30) calendar days from the effective date of such notice if, as a result of a Force Majeure Event, a Party is unable to fully perform its obligations under this Agreement for any consecutive period of ninety (90) calendar days, unless the Parties mutually agree in writing upon a shorter or longer time period.  Where Kolltan is the terminating Party due to a Force Majeure Event experienced by Lonza, to the extent possible, Lonza shall provide the necessary support to transfer the Process to another manufacturer and Kolltan shall pay Lonza in accordance with the Technology Transfer Agreement in relation to the transfer of the Process.

11.3.                     The obligation to make any payments under Clause 11.2(c) by Kolltan shall be reduced (retrospectively, and hence Lonza shall make an appropriate refund to Kolltan) to the extent that Lonza mitigates its loss (including but not limited to substituting other Lonza customers or other Kolltan Products into the production schedule) in connection with any termination by Kolltan (and Lonza shall promptly notify Kolltan of any such mitigation). This provision shall not entitle Kolltan to be refunded an amount greater than that paid by Kolltan to Lonza pursuant to Clause 11.2(c) and Lonza shall be entitled to deduct from the amount due to be refunded to Kolltan its reasonable direct personnel and associated costs in attempting to mitigate its loss.

11.4.                     For the avoidance of doubt, where the Parties do not agree as to whether the reasons for termination fall under 11.2(a), 11.2(b),11.2(c) or 11.2(d), the Parties agree to the dispute resolution process set forth in Clause 5.3.3.

11.5.                     Effects of Termination.  Termination or expiration of this Agreement for whatever reason shall not affect the accrued rights of either Lonza or Kolltan arising under or out of this Agreement and all provisions which are expressed to survive the Agreement shall remain in full force and effect. Upon the termination of the Agreement for whatever reason:

(a) Lonza shall promptly return to Kolltan all Kolltan Information and shall dispose of or return to Kolltan (at Kolltan’s election) the Kolltan Provided Materials and any materials derived therefrom, as directed by Kolltan;

(b) To the extent in Lonza’s possession as of the date of termination and paid for by Kolltan, including through the payment of the termination fees calculated in accordance with Clause 11.2(c), Lonza shall promptly Deliver to Kolltan any Kolltan Materials;

(c) Kolltan shall not thereafter use or exploit the Lonza Patent Rights or the Lonza Know-How other than in accordance with any ongoing license under this Agreement, the License Agreement, the Technology Transfer Agreement or any other ancillary agreements between the Parties governing such use still in effect, if applicable;

(d) Kolltan shall promptly return to Lonza all Lonza Know-How it has received from Lonza unless Kolltan is entitled to possess such Lonza Know-How in accordance with any ongoing license under this Agreement, the License Agreement, the Technology Transfer Agreement or any other ancillary agreements between the Parties governing such Lonza Know-How;

(e) notwithstanding anything in this Clause 11.5, each Party’s legal counsel shall be entitled to retain one copy of the confidential information disclosed by the other Party pursuant to this Agreement for archival purposes only; and

(f) Lonza and Kolltan shall do all such acts and things and shall sign and execute all such deeds and documents as the other may reasonably require to evidence compliance with this Clause 11.5.

12.                               Technology Transfer.  Immediately following execution of this Agreement, the Parties will commence negotiating in good faith a Technology Transfer Agreement to address a situation where, during the Term, or upon expiration or termination of this Agreement, Kolltan wishes to manufacture the Product, or any part thereof for the production of Product, either at its own facility or at that of a third party.  Such Technology Transfer Agreement shall provide that Kolltan shall pay for the transfer of technology based on (i) a fee for the transfer of Lonza’s technology and (ii) Lonza’s standard man-hour rate then in effect, but at [**] Services to Kolltan, which shall be [**] and the man-hours actually incurred by Lonza to effectuate the technology transfer. In accordance with Clause 2.5(c), the Parties shall negotiate in good faith for the other commercially reasonable terms upon which such technology shall be transferred.

13.                               Force Majeure

13.1.                     If either Party is prevented or delayed in the performance of any of its obligations under the Agreement by a Force Majeure Event, such Party shall give written notice thereof to the other Party specifying the matters constituting the Force Majeure Event together with such evidence as such Party reasonably can give and specifying the period for which it is estimated that such prevention or delay will continue.  The Party experiencing the Force Majeure Event shall be excused from the performance or the punctual performance of such obligations as the case may be from the date of such notice for so long as the Force Majeure Event shall continue, provided however, in all cases subject to (i) Clause 11.2(f) and (ii) such Party using all Commercially Reasonable Efforts to mitigate the length and impact of such Force Majeure Event.

14.                               Governing Law, Jurisdiction and Enforceability

14.1.                     The construction, validity and performance of the Agreement shall be governed by the laws of England, without giving effect to its principles of conflict of laws and the Parties shall submit to the non-exclusive jurisdiction of the Courts of England or the non-exclusive jurisdiction of the courts of the State of New York, in the United States.

14.2.                     No failure or delay on the part of either Lonza or Kolltan to exercise or enforce any rights conferred on it by the Agreement shall be construed or operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege or further exercise thereof operate so as to bar the exercise or enforcement thereof at any time or times thereafter.

15.                               Notices

15.1.                     Any notice or other communication to be given under this Agreement shall be delivered personally or sent by facsimile transmission, or if facsimile transmission is not available, by first class pre-paid post or prepaid recognized next business day delivery service to the following addresses:

(a)                                 If to Lonza to:

Lonza Sales AG,
Muenchensteinerstrasse 38
CH-4002, Basel, Switzerland,

With a copy to:
Lonza Biologics plc
228 Bath Road
Slough
Berkshire SL1 4DX
England
Facsimile: +44 1753 777001
For the attention of:  The Head of Legal Services

(b)                                 If to Kolltan to:

(c)                                  KOLLTAN PHARMACEUTICALS, INC.

300 George Street, Suite #530
New Haven, CT 06511
United States
Facsimile: 1 203 773 1300
For the attention of:                          Chief Executive Officer

With a copy to:
KOLLTAN PHARMACEUTICALS, INC.
300 George Street, Suite #530
New Haven, CT 06511
United States
Facsimile: 1 203 773 1300
For the attention of:  General Counsel

or to such other destination as either Party hereto may hereafter notify to the other in accordance with the provisions of this Clause 15.

15.2.                                                                                                                     All such notices or other communications shall in the English language and shall be deemed to have been served as follows:

(a) if delivered personally, at the time of such delivery;

(b) if sent by facsimile, upon receipt of the transmission confirmation slip showing completion of the transmission;

(c) if sent by first class pre-paid post, ten (10) Business Days after being placed in the post; and

(d) if sent by prepaid recognized next business day delivery service, the delivery time noted on the receipt confirmation.

16.                                                                                                                               Illegality

16.1.                                                                                                                     If any provision or term of this Agreement or any part thereof shall become or be declared illegal, invalid or unenforceable for any reason whatsoever, including, but without limitation, by reason of the provisions of any legislation or other provisions having the force of law or by reason of any decision of any court or other body or authority having jurisdiction over the parties hereto or this Agreement including the EC Commission or the European Court of Justice:

(a) such provision shall, so far as it is illegal, invalid or unenforceable, be given no effect by the Parties and shall be deemed not to be included in this Agreement;

(b) the other provisions of this Agreement shall be binding on the Parties as if such provision was not included therein; and

(c) the Parties agree to negotiate in good faith to amend such provision to the extent possible for incorporation herein in such reasonable manner as most closely achieves the intention of the Parties without rending such provision illegal, invalid or unenforceable.

17.                                                                                                                               Miscellaneous

17.1.                                                                                                                     This Agreement may not be modified, changed or discharged, in whole or in part, except by an agreement in writing signed by the Parties and shall be binding upon and inure to the benefit of the Parties and their respective heirs, successors and assigns.

17.2.                                                                                                                     This Agreement may not be assigned or otherwise transferred by either Party without the prior written consent of the other Party; provided, however, that either Party may, without such consent but with written notice to the other Party, assign this Agreement, (a) in connection with the transfer or sale of all or substantially all of its assets or the line of business or Product to which this Agreement relates, (b) to a successor entity or acquirer in the event of a merger, consolidation or change of control, or (c) to an Affiliate, provided that in all cases the permitted assignee shall not be insolvent or otherwise unable to provide satisfaction of any judgment levied against them. Any purported assignment in violation of the preceding sentence will be void.  Any permitted assignee will assume the rights and obligations of its assignor for Products covered by this Agreement. For the avoidance of doubt, any assignment shall only apply to products that are Products (as defined herein) at the date of such assignment, and a permitted assignee will not be able to have the terms of this Agreement applied or transferred to its preexisting products without the prior written agreement of the other Party.

17.3.                                                                                                                     The obligations of the parties under Clauses 1, 2.4(g), 2.4 (k), 2.4(n), 2.6, 3.4, 6.5.1, 7.3, 7.4, 7.5, 8, 9, 10, 11.5, and 12 through 18 shall survive the termination of this Agreement for any reason.

17.4.                                                                                                                     The text of any press release or other communication to be published by or in the media concerning the subject matter of the Agreement shall require the prior written approval of Lonza and Kolltan.

17.5.                                                                                                                     The Agreement embodies the entire understanding of Lonza and Kolltan and there are no promises, terms, conditions or obligations, oral or written, expressed or implied, other than those contained in the Agreement.  The terms of the Agreement shall supersede all previous agreements (if any) which may exist or have existed between Lonza and Kolltan relating to the Services.

17.6.                                                                                                                     The Parties to this Agreement do not intend that any term hereof should be enforceable by virtue of the Contracts (Rights of Third Parties) Act 1999, or by any other statute or common-law principle, by any person who is not a party to this Agreement except that a person who is the permitted successor to or permitted assignee of the rights of a Party shall be deemed to be a party to this Agreement and the rights of such successor or assignee shall, subject to and upon any succession or assignment permitted by this Agreement, be regulated by the terms of this Agreement.  Notwithstanding that any term of this Agreement may be or become enforceable by a third party who is not a Party, the terms of this Agreement or any of them may be varied, amended or modified or this Agreement may be suspended, cancelled or terminated by an agreement in writing between the Parties or this Agreement may be rescinded, (in each case) without the consent of any such third party.

17.7.                                                                                                                     No variation of or addition to this Agreement or any part thereof shall be effective unless in writing and signed on behalf of both parties.

18.                               Interpretation

18.1.                                                                                                                     In this Agreement, unless the context otherwise requires:

(a)                                                         The headings in this Agreement are inserted only for convenience and shall not affect the construction hereof;

(b)                                                         References to “this Agreement” shall mean this Agreement and any and all Schedules and Future Schedules to it, each as amended from time to time in accordance with the provisions of this Agreement;

(c)                                                          References to Clauses, Schedules, and Appendices are references to clauses, schedules and appendices to this Agreement or as appended to this Agreement by the written mutual agreement of the Parties

(d)                                                         The words “include”, “including” or “in particular” are to be construed without limitation to the generality of the preceding words;

(e)                                                          Any reference to “writing” includes a reference to any communication effected by facsimile transmission or similar means;

(f)                                                           Where appropriate, words denoting a singular number only shall include the plural and vice versa;

(g)                                                          Reference to any statute or statutory provision includes a reference to the statute or statutory provision as from time to time amended, extended or re-enacted; and

(h)                                                         Any covenant by a Party not to do an act or thing shall be deemed to include an obligation not to permit or suffer such act or thing to be done by that Party’s Affiliate(s).

AS WITNESS the hands of the duly authorized representatives of the parties hereto the day and year first above written.

KOLLTAN PHARMACEUTICALS, INC.		LONZA SALES AG

Signature:	/s/ Michael Schmertzler	Signature:	/s/ Karen Fallen

Printed Name:	Michael Schmertzler	Printed Name:	Karen Fallen

Title:	Chief Executive Officer	Title:	Authorised Signatory

LONZA SALES AG

		Signature:	/s/ Janet L. White

		Printed Name:	Janet L. White

		Title:	Authorized Signatory

SCHEDULE 1

“Kolltan Cell Line”             means, on a Project by Project basis, the cell line constructed by Lonza for Kolltan pursuant to the Services, to express a particular human IgGx antibody. As between Lonza and Kolltan, Kolltan shall be the owner of such Kolltan Cell Line.

“Product”              means each human IgGX antibody produced or to be produced by Lonza for Kolltan using a Kolltan Cell Line under this Agreement. Each Product to be subject to this Agreement shall be listed on Schedule 1 and, as applicable, any Future Schedules.

“Host Cell Line”  means the [**] Cell Line provided by Lonza as part of the GS System and any improvements thereto

Note:      The preliminary Specifications for bulk purified Product and vialled Product below will apply until superseded by Product specific Specifications mutually agreed in writing between Lonza and Kolltan.

Lonza shall manufacture cGMP Product to meet the Specification, provided that there shall be no such obligation to meet the amounts stated to be target amounts or where the specification is to “report result”. Lonza shall use reasonable commercial endeavours to manufacture cGMP Product to meet the target amounts.

There shall be no obligation on Lonza to meet Specification where such failure is due (in whole or in part) to acts or omissions of Kolltan or any third party after Delivery of the bulk Product.

The work programme contains activities required prior to manufacture of a cGMP Batch. Changes to the Specification may affect the activities and Price for the Services.

Storage and shipping information

Final Formulation Buffer: To be determined following completion of Stage 5 in Schedule 2

Bottling of Bulk Product:

Primary containers:                                      [**], or as otherwise mutually agreed.

Denominations:

The Product will be dispensed into [**], filling to a tolerance of [**]% of the nominal volume of the container. Any remaining Product will be dispensed into [**], filling to a tolerance of [**]% of the nominal volume of the container.

Any remaining Product will be filled into one container of the smallest size specified. If this is not filled with a tolerance of [**]% of the nominal volume, this will be labelled as a Kolltan Sample and will not be released for clinical use.     Container size and fill volume may be changed by the mutual written agreement of Lonza and Kolltan.

For the calculation of the total fill volume it is assumed that 1g of liquid ~ 1mL.

Product Storage Conditions: Store Product at [**]°C or as otherwise mutually agreed.

Shipment Temperature: Product shipped at greater than [**]°C and below or equal to [**]°C or as otherwise mutually agreed.

Table 1. SPECIFICATION FOR BULK PURIFIED PRODUCT

Test No.	Criterion	Method (Lonza SOP number)	Specification

Characteristics
1.1	[**]	[**]	[**]
1.2	[**]	[**]	[**]
1.3	[**]	[**]	[**]
1.4	[**]	[**]	[**]
1.5	[**]	[**]	[**]
1.6	[**]	[**]	[**]

[**]
Identity
1.7	[**]	[**]	[**]

Activity
1.8	[**]	[**]	[**]

Purity
1.9	[**]	[**]	[**]
1.10	[**]	[**]	[**]

Test No.	Criterion	Method (Lonza SOP number)	Specification

Impurities
1.11	[**]	[**]	[**]
1.12	[**]	[**]	[**]
1.13	[**]	[**]	[**]
1.14	[**]	[**]	[**]

Safety
1.15	[**]	[**]	[**]
1.16	[**]	[**]	[**]

Sample from production fermenter on day of harvest
1.17	[**]	[**]	[**]
1.18	[**]	[**]	[**]
1.19	[**]	[**]	[**]
1.20	[**]	[**]	[**]

Table 2. SPECIFICATION FOR TESTS TO BE PERFORMED ON VIALLED PURIFIED PRODUCT

Fill volumes, appearance, particulate tests and sterility will be performed by the filling facility and reported to Kolltan directly.

Test No.	Criterion	Method (Lonza SOP number)	Specification

Characteristics

1.1	[**]	[**]	[**]
1.2	[**]	[**]	[**]

[**]

Identity

1.3	[**]	[**]	[**]

Activity
1.4	[**]	[**]	[**]

Purity

1.5	[**]	[**]	[**]
1.6	[**]	[**]	[**]

Safety

1.7	[**]	[**]	[**]

TESTING SUMMARY TO BE PERFORMED ON THE PILOT RUN FOR BULK PURIFIED PRODUCT

Lonza shall manufacture Product in its pilot scale suite to evaluate the ability of the Process to produce Product meeting the cGMP Specification. For the non-GMP pilot runs there shall be no obligation to meet the amounts stated to be target amounts or where the result description is to “report result”.

Table 3. TESTING SUMMARY TO BE PERFORMED ON THE PILOT RUN FOR BULK PURIFIED PRODUCT

Test No.	Criterion	Method (Lonza SOP number)	Result Description

Characteristics
1.1	[**]	[**]	[**]
1.2	[**]	[**]	[**]
1.3	[**]	[**]	[**]
1.4	[**]	[**]	[**]
1.5	[**]	[**]	[**]
1.6	[**]	[**]	[**]

[**]
Identity

1.7	[**]	[**]	[**]

Activity

1.8	[**]	[**]	[**]

Purity

1.9	[**]	[**]	[**]
1.10	[**]	[**]	[**]

Test No.	Criterion	Method (Lonza SOP number)	Specification

Impurities

1.12	[**]	[**]	[**]
1.11	[**]	[**]	[**]
1.13	[**]	[**]	[**]
1.14	[**]	[**]	[**]

Safety

1.15	[**]	[**]	[**]
1.16	[**]	[**]	[**]

(a)                                 SPECIFICATION FOR A MASTER CELL BANK

Starting Material Definition

Master Cell Bank (MCB) of a cryopreserved Kolltan Cell Line prepared from a pooled culture and stored in individual vials in liquid nitrogen refrigerators.

General Master Cell Bank Specification

1.              The following are the acceptance criteria for tests performed on vials from the cell bank.

Table 4. Master Cell Bank Specification

Test No.	Criterion	Method	Sample Size	Test
1.1	[**]	[**]	[**]	[**]
1.2	[**]	[**]	[**]	[**]
1.3	[**]	[**]	[**]	[**]

[**]

General Working Cell Bank Specification

2.             The following are the acceptance criteria for tests performed on vials from the cell bank.

Table 5. Working Cell Bank Specification

Test No.	Criterion	Method	Sample Size	Test
2.1	[**]	[**]	[**]	[**]
2.2	[**]	[**]	[**]	[**]
2.3	[**]	[**]	[**]	[**]
[**]

SCHEDULE 2

CONTENTS

1	Stage 1 — One Stage Kolltan Cell Line Construction and Cell Culture Process Evaluation ([**])	47
2	Stage 2 - Purification Process Evaluation	48
3	Stage 3 - Evaluation of Lonza’s platform assays	49
4	Stage 4 - [**] Assay Transfer and Qualification	50
5	Stage 5 - Pre-Formulation Study	51
6	Stage 6 - Product Specific [**] Method Development and Validation	52
7	Stage 7 - [**] Assay Transfer and Qualification	53
8	Stage 8 — Master and Working Cell Banks Preparation and Analysis	54
9	Stage 9 - [**] MCB and WCB Testing for Adventitious Agents	55
10	Stage 10 - Development Pilot Batch (non- cGMP) at [**] Scale	56
11	Stage 11 - Purification Process Limits Evaluation	57
12	Stage 12 - Stability Study of Bulk Purified Antibody Drug Substance (Pilot Batch)	58
13	Stage 13 - Vialled Product Stability Studies	59
14	Stage 14 - Reference Standard Characterisation	60
15	Stage 15 - Preparation of cGMP Documentation	61
16	Stage 16- Production of cGMP Product at [**] scale	62
17	Stage 17 - Kolltan Cell Line(s) Stability Study	63
18	Stage 18 - Characterisation of Cells at the Limit of in vitro Cell Age	64
19	Stage 19- Evaluation of Virus Reduction for Early Phase Clinical Trials	65
20	Stage 20 - Stability Study of Bulk Purified Antibody Drug Substance (cGMP material)	66
21	Stage 21 - QC Testing of Vialled Product	67
22	Stage 22 - Vialled Drug Product Stability Studies	68
23	Stage 23 - Preparation of a Regulatory Data Pack for Clinical Trial Applications	69
24	Stage 24 - Regulatory Support Following Provision of a Regulatory Data Pack for Clinical Trial Applications	70
25	Stage 25 - Preparation of Process Validation Master Plan	71
26	Stage 26 - Product Specific Assay Validation	72
27	Stage 27 - Fermentation Process Optimisation and Robustness	73
28	Stage 28— Inoculum and Fermentation Process Limits Study	74
29	Stage 29— Primary Recovery Process Robustness and Process Limits Study	75
30	Stage 30 — Review and/or Revision of cGMP Documentation	76
31	Stage 31 - Preparation of Process Specific Facilities and Utilities Validation Master Plan	77
32	Stage 32 - Production of [**] Batches of cGMP Product at [**] Scale (Process Validation Batches)	78
33	Stage 33- Stability Study of Bulk Purified Antibody Drug Substance (cGMP material)	79
34	Stage 34 - QC Testing of Vialled Product	80
35	Stage 35- Vialled Product Stability Studies (from Process Validation Series)	81
36	Stage 36 - Process Performance Consistency Studies	82
37	Stage 37 - Reference Standard Characterisation and Elucidation of Structure	83
38	Stage 38 - Reference Standard Stability	84
39	Stage 39 - Genetic Characterisation of the Kolltan Cell Line(s)	85
40	Stage 40 - Stability of Process Intermediates	86
41	Stage 41 — Evaluation of [**]	87
42	Stage 42 - [**] Evaluation	88
43	Stage 43 - Evaluation of Virus Reduction with [**]	89
44	Stage 44 - Additional Evaluation of Virus Reduction for [**] model viruses to Demonstrate Process Robustness	90
45	Stage 45 - Reprocessing Validation	91
46	Stage 46 - Determination of Process Specific Extractables and Integrity of the Final 0.2µM Filtration Steps	92
47	Stage 47 — Bulk Product Leachables Study	93
48	Stage 48 - [**] cleaning validation at manufacturing scale	94
49	Stage 49 — Justification of In-Market Specification	95

50	Stage 50 - Preparation of Regulatory Documentation to Support a License Application	96
51	Stage 51 - Regulatory Support Following Provision of a Regulatory Data Pack for a License Application	97

Activities to be undertaken by Lonza

Note:  As used throughout this Schedule 2, “Deliverable”, “Kolltan Materials” and “Kolltan Provided Materials” are used to identify those materials and results that would qualify as a Deliverable, Kolltan Materials or Kolltan Provided Materials as such terms are defined in Clause 1 of this Agreement and are not intended to be new definitions of these terms.

1                                         Stage 1 — One Stage Kolltan Cell Line Construction and Cell Culture Process Evaluation ([**]

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 6 pages were omitted. [**]

2                                         Stage 2 - Purification Process Evaluation

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 2 pages were omitted. [**]

3                                         Stage 3 - Evaluation of Lonza’s platform assays

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 3 pages were omitted. [**].

4                                         Stage 4 - [**] Assay Transfer and Qualification

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 2 pages were omitted. [**].

5                                         Stage 5 - Pre-Formulation Study

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 3 pages were omitted. [**].

6                                         Stage 6 - Product Specific [**] Method Development and Validation

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 3 pages were omitted. [**].

Stage 7 - [**] Assay Transfer and Qualification

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 2 pages were omitted. [**].

8                                         Stage 8 — Master and Working Cell Banks Preparation and Analysis

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 2 pages were omitted. [**].

9                                         Stage 9 - [**] MCB and WCB Testing for Adventitious Agents

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 2 pages were omitted. [**].

10                                  Stage 10 - Development Pilot Batch (non- cGMP) [**] Scale

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 3 pages were omitted. [**].

11                                  Stage 11 - Purification Process Limits Evaluation

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 3 pages were omitted. [**]

Stage 12 - Stability Study of Bulk Purified Antibody Drug Substance (Pilot Batch)

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 2 pages were omitted. [**].

13.                               Stage 13 - Vialled Product Stability Studies

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 2 pages were omitted. [**].

14                                  Stage 14 - Reference Standard Characterisation

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 3 pages were omitted. [**].

15                                  Stage 15 - Preparation of cGMP Documentation

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 1 page was omitted. [**].

16                                  Stage 16- Production of cGMP Product at [**] scale

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 2 pages were omitted. [**].

17                                  Stage 17 - Kolltan Cell Line(s) Stability Study

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 2 pages were omitted. [**].

18                                  Stage 18 - Characterisation of Cells at the Limit of in vitro Cell Age

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 2 pages were omitted. [**].

19                                  Stage 19- Evaluation of Virus Reduction for Early Phase Clinical Trials

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 3 pages were omitted. [**].

20                                  Stage 20 - Stability Study of Bulk Purified Antibody Drug Substance (cGMP material)

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 2 pages were omitted. [**].

21                                  Stage 21 - QC Testing of Vialled Product

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 1 page was omitted. [**].

22                                  Stage 22 - Vialled Drug Product Stability Studies

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 2 pages were omitted. [**].

23                                  Stage 23 - Preparation of a Regulatory Data Pack for Clinical Trial Applications

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 1 page was omitted. [**].

24                                  Stage 24 - Regulatory Support  Following  Provision of a Regulatory Data Pack for Clinical Trial Applications

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 1 page was omitted. [**].

25                                  Stage 25 - Preparation of Process Validation Master Plan

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 1 page was omitted. [**].

26                                  Stage 26 - Product Specific Assay Validation

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 7 pages were omitted. [**]

27                                  Stage 27 - Fermentation Process Optimisation and Robustness

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 5 pages were omitted. [**]

28                                  Stage 28— Inoculum and Fermentation Process Limits Study

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 4 pages were omitted. [**]

Stage 29— Primary Recovery Process Robustness and Process Limits Study

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 3 pages were omitted. [**]

30                                  Stage 30 — Review and/or Revision of cGMP Documentation

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 1 page was omitted. [**].

31                                  Stage 31 - Preparation of Process Specific Facilities and Utilities Validation Master Plan

[**].

32                                  Stage 32 - Production of [**] Batches of cGMP Product [**] (Process Validation Batches)

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 2 pages were omitted. [**].

33                                  Stage 33- Stability Study of Bulk Purified Antibody Drug Substance (cGMP material)

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 2 pages were omitted. [**].

34                                  Stage 34 - QC Testing of Vialled Product

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 1 page was omitted. [**].

35                                  Stage 35- Vialled Product Stability Studies (from Process Validation Series)

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 2 pages were omitted. [**].

36                                  Stage 36 - Process Performance Consistency Studies

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 4 pages were omitted. [**].

37                                  Stage 37 - Reference Standard Characterisation and Elucidation of Structure

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 3 pages were omitted. [**].

38                                  Stage 38 - Reference Standard Stability

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 2 pages were omitted. [**].

39                                  Stage 39 - Genetic Characterisation of the Kolltan Cell Line(s)

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 2 pages were omitted. [**].

40                                  Stage 40 - Stability of Process Intermediates

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 2 pages were omitted. [**].

41                                  Stage 41 — Evaluation of [**]

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 2 pages were omitted. [**].

42                                  Stage 42 - [**] Evaluation

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 2 pages were omitted. [**].

Stage 43 - Evaluation of Virus Reduction with [**].

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 2 pages were omitted. [**]

Stage 44 - Additional Evaluation of Virus Reduction for [**] model viruses to Demonstrate Process Robustness

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 2 pages were omitted. [**].

45                                  Stage 45 - Reprocessing Validation

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 1 page was omitted. [**].

46                                  Stage 46 - Determination of Process Specific Extractables and Integrity of the Final 0.2µM Filtration Steps

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 1 page was omitted. [**].

47                                  Stage 47 — Bulk Product Leachables Study

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 1 page was omitted. [**].

48                                  Stage 48 - [**] cleaning validation at manufacturing scale

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 2 pages were omitted. [**].

49                                  Stage 49 — Justification of In-Market Specification

[**].

50                                  Stage 50 - Preparation of Regulatory Documentation to Support a License Application

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 2 pages were omitted. [**].

51                                  Stage 51 - Regulatory Support Following Provision of a Regulatory Data Pack for a License Application

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 1 page was omitted. [**].

SCHEDULE 3

Price and Terms of Payment

1.                                      Price

In consideration for Lonza performing the Services as detailed in Schedule 2 Kolltan shall pay Lonza as follows:

Stage		Price(1) (UK £ Sterling)
Stage 1	One Stage Kolltan Cell Line(s) Construction and Cell Culture Process Evaluation:
	Sub-stage 1A - Vector Construction	[**]
	Sub-stage 1B — Transfection and Cloning	[**]
	Sub-stage 1C - Kolltan Cell Line(s) Stability	[**]
	Sub-stage 1D - Process Evaluation	[**]
Stage 2	Purification Process Evaluation	[**]
Stage 3	Evaluation of Lonza’s Platform Assays
	Sub-stage 3A Evaluation of Lonza’s Platform [**]	[**]
	Sub-stage 3B Evaluation of Lonza’s Platform Assays	[**]
Stage 4	[**] Assay Transfer and Qualification
	Sub-stage 4A — Assay Transfer	[**]
	Sub-stage 4B — Assay Qualification	[**]
Note: Discuss with Kolltan any external charges that will be accrued for Stage 4 prior to committing to those charges.
Stage 5	Pre-formulation Study
	Sub-stage 5A — Pre-formulation Study	[**]
	Sub-stage 5B — [**] Study	[**]
Stage 6	[**] Method Development and Validation
	[**] Method Development	[**]
	[**] Method Validation	[**]
	[**] Method Development	[**]
	[**] Method Validation	[**]
Stage 7	[**] Assay Transfer	[**]
	[**] Assay Qualification	[**]
Stage 8	Master Cell Bank (MCB) and Working Cell Bank (WCB) Preparation and Analysis	[**]
Stage 9	Master Cell Bank (MCB) and Working Cell Bank (WCB) Testing for Adventitious Agents	[**]
Stage 10	Development Pilot Batch (non-cGMP) at [**] Scale	[**]
Stage 11	Purification Process Limits Evaluation
	Sub-stage 11A - Risk Assessment for the Purification Process	[**]
	Sub-stage 11B — Purification PLE Studies	[**]

Stage		Price(1) (UK £ Sterling)
	Sub-stage 11C - Final Risk Assessment for the Purification Process	[**]
Stage 12	Stability Study of Bulk Purified Product (Pilot Batch)	[**]
Stage 13	Vialled Drug Product Stability Studies	[**]
Stage 14	Reference Standard Characterisation (Price for reference standard storage is approximately [**] per annum depending on capacity at Lonza, alternatively Lonza can recommend suitable storage facilities)	[**]
Stage 15	Preparation of GMP Documentation	[**]
Stage 16	Production of GMP Material [**] scale	[**]
Stage 17	Kolltan Cell Line(s) Stability Study	[**]
Stage 18	Characterisation of Cells at the Limit of in vitro Cell Age	[**]
Stage 19	Evaluation of Virus Reduction	[**]
Stage 20	Stability Study of Bulk Purified Product (GMP material)	[**]
Stage 21	QC Testing of Vialled Product	[**]
Stage 22	Vialled Drug Product Stability Studies	[**]
Stage 23	Preparation of a Regulatory Data Pack for Clinical Trial Applications	[**]
Stage 24	Regulatory Support Following Provision of a Regulatory Data Pack for Clinical Trial Applications	[**]

The scope of each stage from 25 to 51 will be discussed with Kolltan with regards to scope and price prior to initiation of this programme of work. Final scope and prices will be subject to further revision and agreement.

Stage 25	Preparation of Process Validation Master Plan	[**]
Stage 26	Product Specific Assay Validation
	Sub-stage 26A: [**]	[**]
	Sub-stage 26B: [**]	[**]
	Sub-stage 26C: [**]	[**]
	Sub-stage 26D[**]	[**]
	Sub-stage 26E: [**]	[**]
	Sub-stage 26F: [**]	[**]
	Sub-stage 26G: [**]	[**]
	Sub-stage 26H: [**]	[**]
	Sub-stage 26I: [**]	[**]
	Sub-stage 26J: [**]	[**]
	Sub-stage 26K: [**]	[**]
	Sub-stage 26L: [**]	[**]
	Sub-stage 26M: [**]	[**]
	Sub-stage 26N [**] assay Validation	[**]
Stage 27	Fermentation Process Optimisation and Robustness
	Sub-stage 27A — Evaluation of Optimisation Strategies for Fermentation Process	[**]

Stage		Price(1) (UK £ Sterling)
	Sub-stage 27B — Initial risk assessment for the Inoculum & Fermentation Processes	[**]
	Sub-stage 27C (Option 1) - Preparation of experimental reports for the evaluation of Process Robustness for the manufacturing Inoculum and Fermentation Processes	[**]
	Sub-stage 27C (Option 2) - Preparation of experimental reports for the evaluation of Process Robustness for the manufacturing Inoculum and Fermentation Processes	[**]
	Sub-stage 27C (Remove) - Preparation of experimental reports for the evaluation of Process Robustness for the manufacturing Inoculum and Fermentation Processes	[**]
Stage 28	Inoculum and Fermentation Process Limits Study
	Sub-stage 28A - Interim risk assessment for the Inoculum & Fermentation Process (Note: Optional based on Strategy on Sub-stage 27C)	[**]
	Sub-stage 28B - Preparation of experimental reports for the Process Limits Evaluation for the manufacturing Inoculum and Fermentation Processes	[**]
	Sub-stage 28C - Preparation of Non-Experimental Reports for the Inoculum and Fermentation Process	[**]
	Sub-stage 28D - Final Risk Assessment for the Inoculum & Fermentation Process	[**]
Stage 29	Primary Recovery Process Robustness and Process Limits Study
	Sub-stage 0A — Risk Assessment for the Primary Recovery Process	[**]
	Sub-stage 0B - Preparation of experimental reports for the Primary Recovery Process	[**]
	Sub-stage 0A — Risk Assessment only (replaces Sub- stages 0A and 0B)	[**]
	Sub-stage 0C - Preparation of Non-Experimental Reports for the Primary Recovery Process	[**]
	Sub-stage 0D - Final Risk Assessment for the Primary Recovery Process	[**]
Stage 30	Review and/or Revision of cGMP Documentation	[**]
Stage 31	Preparation of Process Specific Facilities and Utilities Validation Master Plan	[**]
Stage 32	Production [**] of cGMP Product at [**] Scale (Process Validation Batches)
	Sub-stage 31A: First Consistency Batch	[**]
	[**]	[**]
	[**]	[**]
Stage 33	Stability Study of Bulk Purified Antibody Drug Substance (cGMP material)	[**]
Stage 34	QC Testing of Vialled Product	[**]
Stage 35	Vialled Product Stability Studies (from Process Validation Series)	[**]

Stage		Price(1) (UK £ Sterling)
Stage 36	Process Performance Consistency Studies
	Sub-stage 35A - Fermentation and Primary Recovery Consistency Study	[**]
	Sub-stage 35B - Purification Consistency Study	[**]
	Sub-stage 35C — Product Comparability Study	[**]
Stage 37

Reference Standard Characterisation and Elucidation of Structure (Price for reference standard storage is [**] per annum depending on capacity at Lonza, alternatively Lonza can recommend suitable storage facilities)

[**]
Stage 38	Stability study for Analytical Reference Standards	[**]
Stage 39	Genetic Characterisation of the Kolltan Cell Line(s)	[**]
Stage 40	Stability of Process Intermediates	[**]
Stage 41	Evaluation of [**]	[**]
Stage 42	[**] Evaluation	[**]
Stage 43	Evaluation of Virus Reduction	[**]
Stage 44	Additional Evaluation of Virus Reduction for [**] model viruses to Demonstrate Process Robustness	[**]
Stage 45	Reprocessing Validation	[**]
Stage 46	Determination of Process Specific Extractables and Integrity of the Final 0.2µM Filtration Steps	[**]
Stage 47	Bulk Product Leachables Study
	Sub-stage 45A - Model Solvent Study	[**]
	Sub-stage 45B - Bulk Product Leachables Study	[**]
Stage 48	[**] cleaning validation at manufacturing scale	[**]
Stage 49	Justification of In-Market Specification	[**]
Stage 50	Preparation of Regulatory Documentation to Support a Licence Application	[**]
Stage 51	Regulatory Support Following Provision of a Regulatory Data Pack for a Licence Application	[**]

Notes:

(1)                                  As described in Clause 6 of the Development and Manufacturing Services Agreement, additional costs and expenses incurred by Lonza in arranging insurance and transportation in order to ship samples, Product, and Kolltan Cell Line(s) shall be charged to Kolltan in  addition to the Price.

(2)                                  This Price covers evaluation of the performance of Lonza’s generic platform assays.  If a specific assay has to be developed this would require additional activities at a Price to be agreed by the Parties.

(3)                                  This Price is exclusive of the cost of any specialist kits and reagents required for the assay.

(4)                                  The External Laboratory charges for the tests listed are estimated, for guidance purposes only, to be approximately [**] for the MCB and WCB testing.

(5)                                  The Price for this Stage is based on a fermentation harvest titre of [**].  If fermentation harvest titre of greater than [**] is anticipated the Price for this Stage will be affected.  If required, Lonza and Kolltan will agree on the Price for manufacturing at this [**] titer.  This Price is exclusive of all material costs which will be invoiced separately, with a raw material handling charge of 15%.  For guidance purposes only, the materials estimates for a [**] manufacturing Batch are [**].  Lonza and Kolltan will need to discuss contingency strategy and contingency associated costs, for any exceptional [**].  Any costs associated with the supplier audit of the material manufacturer of any exceptional raw materials will be charged to Kolltan. Raw materials may be re-used in cGMP provided that the manufacturer’s expiry is not breached, and the Batches fall within a 2-year period.

(6)                                  The External Laboratory charges are estimated, for guidance purposes only, to be approximately [**] for the virus reduction studies.  This Price is for evaluation of [**] viruses using a [**] procedure.  Lonza and Kolltan will agree on the Price for a different number of viruses [**].  To secure the booking at the External Laboratory a non-refundable deposit of [**] is payable which is included in the quote for the External Laboratory charges. If Lonza has paid this deposit and Kolltan notifies Lonza that it must delay or terminate development of the Product or otherwise takes steps that result in the loss of this deposit, Kolltan shall reimburse Lonza with the amount of the deposit.

(7)                                  Price for regulatory work to be agreed with Kolltan depending on the scope of work.  It is estimated, for guidance purposes only, that for preparation of one data pack for submission to one Authority Lonza will invoice Kolltan [**]  Lonza’s pricing of additional regulatory activities beyond that typically required is based on a person-day rate which is [**] per person day for work completed in 2012.  This Price may be adjusted by agreement between the Parties for future years.

(8)                                  Lonza’s pricing of regulatory work subsequent to preparation of a data pack is based on a person-day rate which is [**] per person day for work completed in 2012.  This Price may be adjusted by agreement between the Parties for future years.  It is estimated, for guidance purposes only, that subsequent updates to one data pack to support clinical trials the Price (based on 2012 pricing) is usually in the range of [**] depending upon the work required each year.

(9)                                  The cost of this Stage is set as a maximum based on a thorough revision of documentation following review of outputs from previous manufacturing Batches, PLE studies, further development work or any other factors that may influence operation of the Process. If a thorough revision is not deemed to be required by Lonza, the scope and Price of this Stage may be adjusted downwards.

2.                                      Payment

Payment by Kolltan of the Price for each Stage shall be made against Lonza’s invoices as follows:

2.1                               For Stages 1, 2, 3, 4, 5, 6, 7,8, 10, 11, 14,17, 18, 19,25, 26, 27, 28, 29, 36, 37, 39, 40, 41, 42, 43, 44, 45, 46, 47 and 48

[**]% upon commencement of each Stage or Sub-stage.

[**]% upon completion of each Stage or Sub-stage.

Any External Laboratory charges will be invoiced separately.

2.2                               For Stage 9, 15, 21, 30 and 34

[**]% upon completion of Stage 9, 15, 21, 30 and 34.

2.3                               For Stage 12

[**] upon commencement of Stage 12.

[**] upon issue of [**]

[**].

[**] upon issue of the final report.

2.4                               For Stage 16 and 32

[**]% upon removal of an ampoule of MCB out of freeze.

[**]% of estimated raw material costs upon removal of an ampoule of MCB out of freeze plus [**] % handling charge.

[**]% upon completion of Stage 16 and 32.

Balance of actual raw material costs upon completion of Stage 16 and 32 plus [**] % handling charge.

2.5                               For Stage 20

[**] upon commencement of Stage 20.

[**]

[**] upon issue of the final report.

2.6                               For Stages 13 and 35

£[**]

[**]

[**]  upon issue of the final report.

2.                                      For Stage 22

[**]

[**]

£[**] upon issue of the final report.

2.8                               For Stage 33

[**]

[**]

[**] upon issue of the final report.

2.9                                For Stage 38

£[**]

[**]

£[**] upon issue of the final report.

2.11                        For Stage 23, 24, 50 and 51

Price depends on scope of work

Notes: see “1. Price”, above, in this Schedule 3.

Schedule 4

Lonza Facilities

Name of Facility	Type of Facility	Location	Manufacturing Capacity as of 2012
Slough	Manufacturing and Development	Slough, United Kingdom	[**]
Porriño	Manufacturing	Porrino, Spain	[**]
Portsmouth	Manufacturing	New Hampshire, United States	[**]
Singapore	Manufacturing	Tuas, Singapore	[**]

SCHEDULE 5

Approved External Laboratories

[details to be inserted]

SCHEDULE 6

Exceptions to Representations and Warranties

SCHEDULE 7

Kolltan Provided Materials

AMENDMENT NO.1

TO THE

DEVELOPMENT AND MANUFACTURING SERVICES AGREEMENT

Dated

30th March 2012

Between

LONZA SALES AG

And

KOLLTAN PHARMACEUTICALS, INC.

THIS AMENDMENT NO. 1 is made the 15th day of August  2012

BETWEEN

1.                                      LONZA SALES AG, of Muenchensteinerstrasse 38, Ch-4002 Basel, Switzerland (herein after referred to as “Lonza”) and

2.                                      KOLLTAN PHARMACEUTICALS, INC., a Delaware corporation with offices at 300 George Street, Suite #530, New Haven, CT 06511, United States (herein after referred to as “Kolltan”)

WHEREAS

A.                                   Kolltan and Lonza have entered into a Development and Manufacturing Services Agreement, dated 30th March 2012 (the “Agreement”), under which Lonza is required to perform certain development and manufacturing services as described in the Agreement, and

B.                                    Kolltan would like to have an option to require Lonza to perform certain additional activities under the Agreement as described below, and

C.            Lonza agrees to grant Kolltan such option and, if Kolltan so elects, to perform such additional activities.

NOW THEREFORE it is agreed hereby by the Parties to amend the Agreement as follows:

1.              Clause 1 (Definitions and Interpretation) of the Agreement is hereby amended to include the following defined terms:

“Geneart”	means Geneart AG of Josef-Engert-Strasse 11, 93053 Regensburg, Germany.

“Geneart Service Agreement”	means those certain agreements between Geneart and Lonza, that, inter alia, permit Lonza to grant sublicences under the MGH Patents.

“Optimized Gene”	has the meaning given to it in Clause 2.8.

“MGH Patents”

means the patent families for US patents 5,786,464 (including its counterparts EP 781 329 and CA 2,200,342) and 6,114,148 owned by The General Hospital Corporation (doing business as the Massachusetts General Hospital).

2.              Clause 2 (Provision of the Services) of the Agreement is hereby amended to include sections 2.8, 2.9 and 2.10 as follows:

2.8          On a Product-by-Product basis, Kolltan may elect, at its sole discretion, for Lonza to arrange for gene optimization services to be performed by Geneart, under the Geneart Service Agreement, provided such agreement is still in force.  If Kolltan so elects, Lonza shall proceed with the optional sub -stage 1.2.A as set forth on Schedule 10.  The optimized gene sequence arising from the services set forth in sub-stage 1.2.A shall be deemed to be an “Optimized Gene”. For the avoidance of doubt, for the initial Product under this Agreement, the Parties acknowledge that Lonza will arrange for the Kolltan sequence set forth herein on Schedule 8, or as otherwise agreed by the Parties in writing, to be sent to Geneart and Geneart, as an External Laboratory, shall be the party performing the gene optimization services resulting in the Optimized Gene for the initial Product.

2.9          If gene optimization is elected by Kolltan in accordance with Clause 2.8, Lonza shall be deemed to have automatically provided Kolltan with a worldwide, non-exclusive, royalty-free sublicense under Lonza’s non-exclusive license from Geneart under the MGH Patents (it being understood that such non-exclusive license is contained in the Geneart Service Agreement) to:

(a)           perform internal research and development on the Optimized Gene (including, without limitation, for preclinical and clinical trial purposes), provided the Optimized Gene is used together with the Process or Master Cell Bank and/or Working Cell Bank developed under this Agreement (and no other process or cell line); and

(b)           use the Optimized Gene for product development or commercial purposes (i.e. to make, market, import, use, offer to sell, sell and transfer any Product expressed by the

Optimized Gene), provided the Optimized Gene is used together with the Process or Master Cell Bank and/or Working Cell Bank developed under this Agreement (and no other process or cell line);

The sublicense from Lonza to Kolltan to use the Optimized Gene under the MGH Patents is personal to Kolltan and its successors only, and is not sublicensable or transferable. Any use of the Optimized Gene other than by Lonza or Kolltan (or its successors) requires a further license grant from Geneart directly to Kolltan or a third party; such further license to be agreed between Kolltan (or a third party) and Geneart directly.  For such purpose, Geneart has provided Lonza with the form of sublicense agreement set forth in Schedule 9 to this Agreement (“Form of Sub-Licence”).  Notwithstanding the foregoing or anything to the contrary in this Agreement, Kolltan shall be able to (i) use any Product expressed by the Optimized Gene for any purpose consistent with the other sections of this Agreement and (ii) grant a third party a right to use any Product expressed by the Optimized Gene for any purpose consistent with the other sections of this Agreement.

2.10        In the event of a termination of the Geneart Services Agreement or other termination of Lonza’s license from Geneart under the MGH Patents, Lonza shall use Commercially Reasonable Efforts to provide for the continuation of the sublicense granted to Kolltan pursuant to Clause 2.9 above.

3.              Geneart shall be deemed to be an External Laboratory of Lonza for the purposes of the definition of “New Kolltan IP” (but for clarification, this is not intended to have any effect upon any pre-existing intellectual property belonging to or controlled by Geneart), and Sections 2.2.3,  2.4(c), 2.4(e), 3.4 and 8.1 of the Agreement.  Clause 9.1 (Lonza Representations and Warranties and Additional Covenants) shall be amended to include subsection (k) as follows:

(k) (1) there is no provision in the Geneart Service Agreement that gives Geneart an ownership interest in the Optimized Gene and the Geneart Service Agreement provides that, as between Lonza and Geneart, Lonza or its customer shall own all rights in the Optimized Gene;

(2) to the best of Lonza’s knowledge and belief, Lonza and/or its Affiliates own or have rights to use and sublicense all relevant intellectual property in and to the Optimized Gene;

(3) as of the Effective Date, Lonza has not received any written notice or claim, either from Geneart or from a third party, that the use of the Optimized Gene infringes any rights (including without limitation any intellectual or industrial property rights) vested in any third party other than rights of Geneart, which are hereby sublicensed to Kolltan;

(4) Lonza will notify Kolltan in writing immediately if it and/or its Affiliates receive, is notified or otherwise becomes aware of a claim from a third party that the use by Lonza and/or its Affiliates or Kolltan of the Optimized Gene infringes any intellectual property rights or misappropriates any trade secrets vested in such third party;

(5) The Geneart Services Agreement gives Geneart no rights or other claims to any materials or intellectual property rights, tangible or intangible, that belong or would belong to Kolltan under the terms of this Agreement, including but not limited to the Product, the Results, the New Kolltan IP, the Kolltan IP Rights, the Kolltan Cell Line, Kolltan Information, Kolltan Materials or any other tangible materials or intellectual property of Kolltan; and

(6) to the best of Lonza’s knowledge and belief Geneart has taken a license under the MGH Patents to produce Optimized Genes and has granted a sublicense (with the right to further sublicense) to Lonza to produce and use Optimized Genes.

4.              Clause 17.3 of the Agreement is hereby amended to include Clause 2.9 as a clause that shall survive the termination of the Agreement for any reason.

5.              Schedule 2 of the Agreement is hereby amended by including an optional sub- stage 1.2.A as set forth herein on Schedule 8attached hereto, to  the existing Stage 1 on Schedule 2 of the Agreement.

6.              If gene optimization is elected by Kolltan in accordance with Clause 2.8, then in addition to amounts due pursuant to Schedule 3 of the Agreement, Lonza shall separately invoice Kolltan a one-time Geneart license fee of £[**] per Product for the performance of the work by Geneart under the Geneart Service Agreement and Lonza’s oversight of such performance.  For the avoidance of doubt, the £[**] Geneart license fee shall be payable to Lonza only once for each Product for which Kolltan elects gene optimization under Clause 2.8 and other than in the Form of Sub-Licence (which, for the avoidance of doubt, has not been entered into as of the effective date of this Amendment No. 1 and may never be entered into) there is no provision in the Geneart Service Agreement that permits Geneart to seek any financial payment from Kolltan arising out of Kolltan’s use of the Optimized Gene or the sublicense of the MGH Patent contained herein.

7.              Except as expressly amended hereby, the Agreement shall remain unmodified and in full force and effect.  The execution, delivery and effectiveness of this Amendment No. 1 shall not operate as a waiver of any right, power or remedy of the Parties, nor constitute a waiver of any provision of the Agreement.  Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

IN WITNESS WHEREOF the Parties have caused this Amendment No. 1 to be executed by their representatives thereunto duly authorized as of the day and year first written.

Signed for and on behalf of	/s/ Gerry Kennedy
/s/ Jeetendra Baghjiani
LONZA SALES AG	Gerry Kennedy	TITLE
Authorised Signatory

	Jeetendra Baghjiani	TITLE
Authorised Signatory

Signed for and on behalf of	/s/ Gerald McMahon
KOLLTAN PHARMACEUTICALS, INC.	Chief Executive Officer	TITLE

Schedule 8

Kolltan Sequence

[**]

Schedule 9

Form of Sub-License from Geneart directly to Kolltan or a Third Party

SUMMARY COVERSHEET

SUBLICENSE AGREEMENT FOR USE OF LONZA CELL LINES
WITH SERVICE PROVIDERS

**To initiate execution of the Sublicense Agreement, please email outlicensing@lifetech.com with the subject line:  “Lonza Service Provider Sublicense Request”**

Licensor:
Geneart AG, a subsidiary and affiliate of Life Technologies Corporation.

Licensee:
Your company and its authorized affiliates.

Scope:
Transfer and use by Service Providers of Lonza cell lines subject to Patent Rights.

Patent Rights (Section 1.7 and Schedules A-1,. A-2).
U.S. patent applications [**] and [**], but excluding continuation-in-part U.S. patent application [**].

Territory (Section 1.10):	Term (Section 5.1):
Worldwide	Life of Patent Rights unless earlier terminated.
Annual Fees (Section 3):
[**] Euros (€[**]) per year.

Payment Instruction (Section 4.1):
Payment by check:	Payment by wire:
Geneart AG	[**]
Im Gewerbepark B35
93059 Regensburg
Germany

Address for Licensor notices (Section 13.2):	Life Technologies Corporation
Geneart AG	5791 Van Allen Way
Im Gewerbepark B35	Carlsbad, CA 92008
93059 Regensburg	USA
Germany	Attn: LMCC
Attn: Business Development	Email: [**]
E-mail: [**]	Fax: [**]
Fax [**]	Copy to General Counsel at the same address.

Confidential

SUBLICENSE AGREEMENT

This is a sublicense agreement (the “Agreement”), effective as of                           ,                    (the “Effective Date”), by and between Geneart AG, a company incorporated in Germany with offices a Josef-Engert-Straße 11, BioPark, 93053 Regensburg, Germany (“Geneart”) and a wholly owned subsidiary and Affiliate of Life Technologies Corporation, a Delaware corporation with offices at 5791 Van Allen Way, Carlsbad, CA 92008 USA (“LTC”), and the following organization, organized under the laws of the indicated state or jurisdiction, and having its principal place of business at the indicated address as follows:

Organization name:

State or jurisdiction:

Organization address:

Attention:

Telephone:

Email:

(which organization shall hereinafter be referred to as “Licensee”).  Each of Geneart and Licensee may be referred to herein as a “Party” or collectively as the “Parties”.

BACKGROUND RECITALS

WHEREAS, Geneart has been granted certain rights, including the right to sublicense, under the Patent Rights (as defined below) from The General Hospital Corporation d/b/a Massachusetts General Hospital (“MGH”) (the “MGH License”); and

WHEREAS, Geneart has sublicensed to Lonza Sales AG and its affiliates (“Lonza”) under the Patent Rights the right, among other things, to make and sell Licensed Cell Lines (as defined below); and

WHEREAS, Licensee and Authorized Affiliates (as defined below) desire to acquire from Geneart certain additional rights under the Patent Rights to such Licensed Cell Lines; and

WHEREAS, Geneart is willing to grant such certain additional rights to Licensee and Authorized Affiliates, subject to the terms and conditions set forth in this Agreement.

NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1.             Definitions

1.1          “Affiliate” means, with respect to Licensee, any entity (i) Controlling, Controlled by, or under common Control with Licensee as of the Effective Date and (ii) Controlled by Licensee after the Effective Date, but in the case of either (i) or (ii), for only so long as such Control exists.  “Affiliate” means, with respect to Geneart, any entity Controlling, Controlled by, or under common Control with Geneart for so long as such Control exists.

1.2          “Authorized Affiliate” means any Affiliate of Licensee who has in writing assumed the same obligations as those of Licensee herein, and shall be subject to the same terms and conditions herein.

1.3          “Control” means direct or indirect ownership of fifty percent (50%) or more of the voting securities having the right to elect directors.

1.4          “Licensed Cell Line(s)” means (i) the custom cell line(s) created by Lonza and delivered to Licensee pursuant to a written and executed cell line services agreement between Lonza and Licensee, and (ii) any derivatives or progeny of those cell lines in subset (i) rightfully generated by or on behalf of Licensee in

116

accordance with the terms of Licensee’s cell line services agreement with Lonza and/or this Agreement, wherein (i) or (ii) incorporate an unmodified Licensed Sequence.

1.5          “Licensed Field” means commercial and non-commercial purposes.

1.6          “Licensed Sequence” means a gene or gene fragment synthesized by Geneart and delivered by Geneart to Lonza, or the unmodified progeny thereof, whose replication, use, or import would, absent the sublicense under Patent Rights in the Licensed Field granted under this Agreement, infringe one or more Valid Claims within the Patent Rights.

1.7          “Patent Rights” means U.S. patent applications [**] and/or the equivalent of such applications including (i) any continuation, continuation-in-part (but not including any new subject matter in such continuation-in-part), or divisional application thereof, (ii) any patents issuing thereon, (iii) any revivals, reissues, re-examinations or extensions thereof, and (iv) any and all foreign patents and patent applications corresponding thereto, including, but not limited to the patents listed in Schedule A-1; provided however, continuation-in-part U.S. patent application [**] and any issued U.S. and foreign patents thereon as listed in Schedule A-2 shall be specifically excluded from the Patent Rights.

1.8          “Service Provider” means a Third Party that performs services for consideration, including but not limited to subcontractors, contract research organizations, and contract manufacturing organizations.

1.9          “Term” has the meaning set forth in Section 5.1.

1.10        “Territory” means worldwide.

1.11        “Third Party” means any person or entity other than Geneart, Affiliates of Geneart, Licensee, and Authorized Affiliates.  For clarity, Licensee’s Affiliates other than Authorized Affiliates are Third Parties under this Agreement.

1.12        “Valid Claim” means any pending or issued claim of any Patent Right that has not been permanently revoked, nor held unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction that is unappealable or unappealed in the time allowed for appeal.

2.             Grant

2.1          Grant of Rights.  Upon the terms and subject to the conditions of this Agreement (including but not limited to the exclusions set forth in Section 2.2 herein), Geneart hereby grants to Licensee and Authorized Affiliates, and Licensee on its own and on behalf of Authorized Affiliates hereby accepts from Geneart, a limited, nonexclusive, non-transferable (except in accordance with Section 8.1 herein), non-sublicensable fee-bearing sublicense under the Patent Rights in the Territory in the Licensed Field for the Term for Licensee and/or Authorized Affiliates to transfer Licensed Cell Line to Service Providers, for use by such Service Providers in the Licensed Field solely for the benefit of Licensee and/or Authorized Affiliates, provided that each such Service Provider agrees in writing (i) not to transfer the Licensed Cell Line to, or use the Licensed Cell Line on behalf of, any Third Party, (ii) not to use the Licensed Cell Line for the benefit of such Service Provider other than such use on behalf of Licensee and/or Authorized Affiliates herein, and (iii) to return to Licensee and/or Authorized Affiliates or destroy all Licensed Cell Line in its possession upon completion or termination of its activities on behalf of Licensee and/or Authorized Affiliates, and to certify such return or destruction in writing to Licensee and/or Authorized Affiliates (with a copy of such certification provided to Geneart upon request).  Licensee shall promptly notify Geneart once it and/or any Authorized Affiliates become aware that any Service Provider is using the Licensed Cell Line other than as permitted under this Agreement.  Licensee agrees that its and/or Authorized Affiliates’ continued employment of a Service Provider for use of the Licensed Cell Line when Licensee and/or Authorized Affiliates is/are aware that such Service Provider is using the Licensed Cell Line other than as permitted herein shall constitute a material breach by Licensee under this Agreement, and may result in termination of this Agreement if such breach is not cured as provided under Section 5.4 herein.

Notwithstanding anything to the contrary in this Agreement (i) Licensee shall remain responsible for its own performance, the performance of Authorized Affiliates, and performance by its and their Service Providers under this Agreement, and (ii) the rights granted to any Authorized Affiliate(s) in this Agreement shall be in effect for only so long as such Authorized Affiliate(s) meet(s) the definition of Affiliate set forth in Section 1.1 herein.

2.2          Exclusions.  Licensee expressly acknowledges and agrees on its own behalf and on behalf of Authorized Affiliates that the sublicense pursuant to this Agreement is personal to Licensee and Authorized Affiliates alone, and neither Licensee nor any Authorized Affiliate shall have any right to sublicense, assign or otherwise transfer or share their respective rights under this sublicense with any Third Party except as expressly permitted in this Agreement.

Licensee expressly acknowledges and agrees on its own behalf and on behalf of Authorized Affiliates that this Agreement grants no right to Licensee, Authorized Affiliates, or any Third Party to:

(a)  perform or have performed gene optimization or gene synthesis under the Patent Rights; or

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(b)  modify a Licensed Sequence in a manner that would fall within the scope of Patent Rights; or

(c)  replicate, use, have used, transfer or import any Licensed Sequence other than Licensed Sequence incorporated into a Licensed Cell Line; or

(d)  transfer any Licensed Cell Line to, or have used any Licensed Cell Line by, any Third Party other than as specifically set forth in Section 2.1; or

(e)  sell or offer to sell a Licensed Sequence or Licensed Cell Line to any Third Party; or

(f)  directly administer a Licensed Sequence or Licensed Cell Line into humans or animals.

For clarity, the exclusions set forth in 2.2 (e) and (f) herein do not limit Licensee’s or Authorized Affiliates’ rights to market, import, use, offer to sell, sell, and/or transfer any product (e.g. a protein) expressed using a Licensed Cell Line, to the extent such rights have been conveyed to Licensee or Authorized Affiliates by Lonza with such Licensed Cell Line.

No rights are provided by implication or otherwise beyond those expressly provided in this Agreement.

2.3          Reservation of Rights.  Except as is specifically provided herein, this Agreement shall not limit the rights of Geneart or its Affiliates in any way.  It is specifically understood by the Parties that Geneart reserves the right itself or through its Affiliates to practice under Patent Rights and to sublicense, assign or otherwise transfer such rights to any Third Party/ies for any purpose whatsoever.

3.             Annual Sublicense Fees

As consideration for the rights granted to Licensee and Authorized Affiliates in Section 2 of this Agreement, Licensee agrees to pay Geneart non-creditable, non-refundable annual fees in the amount of [**] Euros (€[**]) per year for the Term.  Licensee’s obligation to pay the first such annual fee vests on the Effective Date, and Licensee shall make payment within [**] days following the Effective Date.  Licensee’s obligation to pay each subsequent annual fee vests on each corresponding anniversary of the Effective Date, and Licensee shall make payment within [**] days following each such anniversary of the Effective Date.

There are no royalties due for the Term for the rights granted to Licensee in Section 2 of this Agreement

4.             Payments and Records

4.1          Payments.  All amounts payable herein by Licensee shall be paid in Euro, by check or wired by the due date, in accordance with the payment instructions listed below.  Licensee shall be responsible for all bank transfer charges, if any.  All payments will include a specific reference to this Agreement.

Payment by check shall be made to:	Payment by wire shall be made to:

Geneart AG	[**]
Im Gewerbepark B35
93059 Regensburg
Germany

Concurrent with each payment due herein, Licensee shall send a notice of payment to:

Life Technologies Corporation, 5791 Van Allen Way, Carlsbad, CA 92008, USA
Attn:  License Management and Contracts Compliance
Email:  [**]

Withholding tax, if any, levied on any payments to be paid herein, will be paid by Licensee to the proper taxing authority and proof of payment will be sent to Geneart.  Any amount not being paid by Licensee when due will bear interest at a rate of [**] percent ([**]%) above the basis rate of the European Central Bank from the due date until paid.  The payment of such interest shall not foreclose Geneart from exercising any other rights it may have as a consequence of the lateness of any payment.

4.2          Records.  Licensee shall, and shall cause Authorized Affiliates to, maintain complete and accurate records relating to the rights and obligations under this Agreement and any amounts payable to Geneart in relation to this Agreement, which records shall contain sufficient information to permit Geneart and its representatives to confirm the accuracy of any payments delivered to Geneart and compliance in all other respects with this Agreement.  Licensee shall, and shall cause Authorized Affiliates to, retain and make available to Geneart or MGH and each of their representatives upon at least [**] days’ advance written notice, such records for at least [**] years following the end of the calendar year to which they pertain, for inspection during normal business hours, to verify any payments made and/or compliance in other respects with this Agreement.

5.             Term and Termination

5.1          Term.  This sublicense is granted to Licensee and Authorized Affiliates as of the Effective Date and will expire on the date that all issued patents and filed patent applications within the Patent Rights have expired or

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have been finally declared abandoned, unless this Agreement is earlier terminated in which case the period shall end at the date of termination.

5.2          Termination by Licensee.  Licensee may terminate this Agreement without specification of any reason upon sixty (60) days’ prior written notice to Geneart in accordance with Section 13.2.  The termination shall become effective at the end of the sixty (60) day notice period.

5.3          Automatic Termination.  This Agreement shall automatically terminate upon:

(a)  an adjudication of Licensee as bankrupt or insolvent, or Licensee’s admission in writing of its inability to pay its obligations as they mature; or

(b)  an assignment by Licensee for the benefit of creditors; or

(c)  Licensee’s applying for or consenting to the appointment of a receiver, trustee or similar officer for any substantial part of its property or such receiver, trustee or similar officer’s appointment without the application or consent of Licensee, if such appointment shall continue undischarged for a period of ninety (90) days; or

(d)  Licensee’s instituting (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency arrangement, or similar proceeding relating to Licensee under the laws of any jurisdiction; or

(e)  the institution of any such proceeding described above in subsection (d) (by petition, application or otherwise) against Licensee, if such proceeding shall remain undismissed for a period of ninety (90) days or the issuance or levy of any judgment, writ, warrant of attachment or execution or similar process against a substantial part of the property of Licensee, if such judgment, writ, or similar process shall not be released, vacated or fully bonded within ninety (90) days after its issue or levy.

In the event of any of (a) through (e) with respect to any Authorized Affiliate who is exercising any right under this Agreement, the rights conveyed to such Authorized Affiliate under this Agreement shall automatically terminate.  In such case, the termination of rights to such Authorized Affiliate shall not terminate the licenses granted to Licensee or other Authorized Affiliates herein.

5.4          Termination by Geneart.  Upon any material breach or default under this Agreement by Licensee or an Authorized Affiliate, including the failure to pay any money owed under this Agreement, this Agreement may be terminated by Geneart upon [**] days written notice to Licensee.  Said termination shall become effective at the end of the [**] day period, unless within said [**] day period Licensee fully cures, or causes the breaching Authorized Affiliate to fully cure, such breach or default and notifies Geneart of such cure.  Geneart may also terminate this Agreement in accordance with Section 6 of this Agreement.

5.5          Consequences of Termination.  Upon the effective date of termination of this Agreement, all rights and licenses granted to Licensee by Geneart herein, including any rights extended by Licensee to Authorized Affiliates and/or Service Providers, shall automatically and immediately terminate.

5.6          Termination of the MGH License.  In the event of termination of the MGH License, this Agreement, including all rights and obligations thereto, will be assigned from Geneart to MGH.

6.             Infringement of Patent Rights; Third Party Claims; Challenges to Patent Rights

Licensee shall promptly advise Geneart upon its, Authorized Affiliates, or its or their Service Providers becoming aware of infringement by a Third Party or Third Parties of a patent within Patent Rights in the Territory.  All decisions and rights to enforce Patent Rights against infringing or allegedly infringing Third Parties reside with Geneart and its Affiliates, and nothing in this Agreement shall be construed to require Geneart or its Affiliates to take any action to address any infringement or potential infringement or to otherwise enforce Patent Rights.

Licensee shall promptly notify Geneart in writing of any Third Party claim made against Licensee, Authorized Affiliates, or their respective Service Providers that the Licensed Sequence or Licensed Cell Line, including but not limited to the way such Licensed Sequence or Licensed Cell Line is made or used, infringes any copyright, trademark, patent or similar intellectual property or other proprietary right of any Third Party, or misappropriates any trade secret or similar proprietary right of any Third Party.

Licensee shall not challenge, and shall restrict Authorized Affiliates from challenging, the validity of any of the Patent Rights, and in the event of any breach of this provision Geneart shall have the right to immediately terminate this Agreement.  In addition, if any of the Patent Rights are upheld following a challenge by Licensee or any Authorized Affiliate, Licensee shall reimburse Geneart for its legal costs and expenses incurred in defending such challenge.

7.             Confidentiality; References; Publicity

7.1          Confidentiality.  Each Party shall (i) maintain any information, including but not limited to the terms of this Agreement, data, techniques, protocols or results, or business, financial, commercial or technical information, disclosed by one Party to the other Party, and any information disclosed by Geneart in connection with the Patent Rights (collectively, “Confidential Information”) in confidence during and for a period of [**] years after the

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termination or expiration of this Agreement; (ii) limit dissemination of Confidential information to those employees of its own, or those of Authorized Affiliates or their respective Service Providers who require such Confidential Information in order to perform this Agreement; (iii) not disclose such Confidential Information to any other person or entity, except that Geneart may provide MGH with an unredacted copy of this Agreement, and; (iv) use such Confidential Information only to the extent necessary to perform this Agreement.  Notwithstanding any other provision of this Agreement, Confidential Information shall not include any item of information which:  (a) is within the public domain prior to the time of the disclosure by the disclosing Party or thereafter becomes within the public domain other than as a result of disclosure by the receiving Party or any of its representatives in violation of this Agreement; (b) was, on or before the date of disclosure in the possession of the receiving Party, as evidenced by records, however maintained; (c) is acquired by the receiving Party from a Third Party having the right to disclose without burden of confidentiality; (d) is hereafter independently developed by the receiving Party, as evidenced by records, however maintained; or (e) the receiving Party is compelled to disclose by order of a court of competent jurisdiction or by a mediator or arbitrator, provided that such disclosure is subject to all applicable governmental or judicial protection available for like material and reasonable advance notice is given to the other Party.  Nothing in this Agreement shall be construed as granting or conferring, expressly or impliedly, any rights by license or otherwise, under any patent, copyright, or other intellectual property rights owned or controlled by the disclosing Party relating to Confidential Information, except as specifically set forth in Section 2.1 of this Agreement.  Each Party acknowledges that any breach of this Section 7.1 by a Party may cause irreparable harm to the other Party and that each Party is entitled to seek injunctive relief and any other remedy available at law or in equity as a result of such breach by the other Party.

7.2          Reference to MGH.  Neither Licensee nor Authorized Affiliates shall use the name of MGH or of any its trustees, directors, officers, staff members, employees, students or agents or any adaptation thereof in any advertising, promotional or sales literature, publicity or in any document employed to obtain funds or financing without the prior written approval of MGH.  Such approval shall be obtained from MGH’s VP of Public Affairs.  Licensee shall provide prompt written notice to Geneart of any approval granted by MGH’s VP of Public Affairs.  Licensee and Authorized Affiliates shall be entitled to disclose to their respective customers that MGH is the owner of Patent Rights and that Licensee and Authorized Affiliates have sublicensed rights to Patent Rights from Geneart.

7.3          Publicity.  Geneart and its Affiliates may disclose the name and logo of Licensee and/or Authorized Affiliates as a licensee of Patent Rights orally to Third Parties and on their respective web pages without prior consent of Licensee.  In addition, Geneart and its Affiliates may disclose the name and logo of Licensee and/or Authorized Affiliates in marketing material, in presentations, and in other written disclosures to Third Parties following prior written consent from Licensee.

8.             Assignment/Transferability

8.1          Assignment by Licensee.  The rights granted by Geneart to Licensee and Authorized Affiliates in this Agreement are specific to Licensee and such Authorized Affiliates and may not be assigned or otherwise transferred, or subject to any change in Control, without the prior written agreement of Geneart, which - subject to MGH’s consent - shall not be unreasonably withheld or delayed.

8.2          Assignment by Geneart.  Geneart may assign all or any part of its rights and obligations under this Agreement at any time without the consent of Licensee.  Licensee agrees to execute such further acknowledgments or other instruments as Geneart may reasonably request to effect such assignment.

8.3          Binding Effect.  Any permitted assignment, transfer, or change in Control of this Agreement shall be binding on the assignee/transferee/Controlee.  Any purported assignment, transfer, or change in Control of this Agreement other than as expressly set forth in this Section 8 shall be null and void.

9.             Representations and Warranties

9.1          Representations.  Each Party represents and warrants to the other that (a) such Party is a company or corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized; (b) such Party has the legal power and authority to execute, deliver and perform this Agreement; (c) the execution, delivery and performance by such Party of this Agreement has been duly authorized by all necessary corporate action; (d) this Agreement constitutes the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms; and (e) the execution, delivery and performance of this Agreement will not cause or result in a violation of any law, of such Party’s charter documents, or of any contract by which such Party is bound.

Geneart represents and warrants that, as of the Effective Date, the MGH License is in full force and effect and Geneart has the rights and approvals necessary to grant the sublicense granted to Licensee and Authorized Affiliates in Section 2.1 of this Agreement.

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9.2          Negation of Warranties.  Nothing in this Agreement shall be construed as:

(a)         a warranty or representation by Geneart or its Affiliates as to the validity or scope of any patent included within Patent Rights; or

(b)         a warranty or representation by Geneart or its Affiliates that the practice of Patent Rights is or will be free from infringement of patents of Third Parties; or

(c)          an obligation on Geneart or its Affiliates to bring or prosecute actions or suits against Third Parties for infringement; or

(d)         except as expressly set forth herein, conferring the right to use in advertising, publicity or otherwise any trademark, trade name, or names, or any contraction, abbreviation, simulation or adaptation thereof, of Geneart or its Affiliates; or

(e)          conferring by implication, estoppel or otherwise any licenses, immunities or rights under any patents or patent applications of Geneart or its Affiliates other than those specified in Patent Rights, regardless of whether such other patents or patent applications are dominant or subordinate to those in Patent Rights; or

(f)  an obligation on Geneart or its Affiliates to furnish any know-how not provided in Patent Rights.

9.3          No Warranty; Limitation of Liability.  GENEART AND ITS AFFILIATES MAKE NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, CONCERNING THE PATENT RIGHTS AND THE RIGHTS GRANTED HEREIN, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT, VALIDITY OF PATENT RIGHTS CLAIMS, WHETHER ISSUED OR PENDING, AND THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, AND HEREBY DISCLAIM THE SAME.  SPECIFICALLY, AND NOT TO LIMIT THE FOREGOING, GENEART AND ITS AFFILIATES MAKE NO WARRANTY OR REPRESENTATION (i) REGARDING THE VALIDITY OR SCOPE OF ANY OF THE CLAIM(S), WHETHER ISSUED OR PENDING, OF ANY OF THE PATENT RIGHTS, AND (ii) THAT THE EXPLOITATION OF THE PATENT RIGHTS OR ANY PRODUCT WILL NOT INFRINGE ANY PATENTS OR OTHER INTELLECTUAL PROPERTY RIGHTS OF GENEART, ITS AFFILIATES, OR ANY THIRD PARTY.  IN NO EVENT SHALL EITHER PARTY OR ITS AFFILIATES BE LIABLE HEREIN TO THE OTHER PARTY, ITS AFFILIATES, OR ANY OTHER PERSON OR ENTITY FOR SPECIAL, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY OR OTHER INDIRECT DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFITS OR LOSS OF USE DAMAGES) INCURRED BY THE OTHER AND ARISING FROM ANY MANUFACTURE, USE, OR SALE OF LICENSED CELL LINES EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR LOSSES.

10.          Indemnity

10.1        Indemnification of Geneart and its Affiliates.  In addition to those indemnification obligations of Licensee set forth in Section 13.3 herein, Licensee shall assume full responsibility for its activities, and all activities of Authorized Affiliates, Service Providers, and any of the foregoing party’s officers, directors, employees and agents, in performing the rights granted in this Agreement, including any activities of Licensee, Authorized Affiliates, and/or Service Providers, and any of the foregoing party’s officers, directors, employees and agents related to the use of the Licensed Sequence, Licensed Cell Line, and/or Patent Rights.  Licensee shall defend, indemnify and hold harmless Geneart, Geneart’s Affiliates, and its and their respective officers, directors, agents, employees and stockholders, from and against all Third Party claims, liability, demands, damages, expenses (including reasonable attorneys’ and expert witness fees and expenses) and losses for death, personal injury, illness or property damage, infringement or misappropriation of intellectual property, or any other injury or damage arising out of (i) the replication, use, or import of the Licensed Sequence, Licensed Cell Line, and/or Patent Rights by Licensee, Authorized Affiliates and/or Service Providers, (ii) breach by Licensee of any of its representations, warranties or covenants set forth in Section 9.1 herein, and/or (iii) any use, sale, or import of any products expressed using a Licensed Sequence or Licensed Cell Line, including but not limited to, use or reliance upon such expressed products by Licensee, Authorized Affiliates and/or its or their distributors or customers, except to the extent that any of (i) through (iii) are caused by (a) the gross negligent acts or willful misconduct of Geneart and/or its Affiliates, or (ii) a breach by Geneart of any representation, warranty or covenant set forth in Section 9.1 of this Agreement.

10.2        Indemnification of MGH.  Licensee and Authorized Affiliates shall indemnify, defend and hold harmless MGH and its trustees, directors, officers, medical and professional staff, employees, and agents and their respective successors, heirs and assigns (the “Indemnitees”), against any liability, damage, loss or expense (including reasonable attorney’s fees and expenses of litigation) incurred by or imposed upon the Indemnitees or any one of them in connection with any claims, suits, actions, demands or judgments arising out of any theory of product liability (including, but not limited to, actions in the form of contract, tort, warranty, or strict liability)

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concerning any product, process or service made, used, or sold or performed pursuant to any right or license or sublicense granted under this Agreement.

Licensee agrees, at its own expense, to provide attorneys reasonably acceptable to MGH to defend against any actions brought or filed against any party indemnified herein with respect to the subject of indemnity contained herein, whether or not such actions are rightfully brought; provided, however, that any Indemnitee shall have the right to reasonably request to be provided with other counsel, at the expense of Licensee, if representation of such Indemnitee by counsel retained by Licensee in the first place would be inappropriate because of conflict of interests of such indemnitee and any other party represented by such counsel.  Licensee agrees to keep MGH informed of the progress in the defense and disposition of such claim and to consult with MGH prior to any proposed settlement.

11.          Insurance

Beginning on the Effective Date, Licensee and Authorized Affiliates shall each, at their respective sole cost and expense, procure and maintain commercial general liability insurance in amounts not less than $[**] per incident and $[**] annual aggregate for body and property damages.  Such commercial general liability insurance shall provide (i) product liability coverage and (ii) broad form contractual liability coverage.  If Licensee and/or Authorized Affiliates elect to self-insure all or part of the limits described above (including deductibles or retentions which are in excess of $[**] annual aggregate) such self-insurance program must be acceptable to Geneart and MGH.  The minimum amounts of insurance coverage required under this Section 11 shall not be construed to create a limit of Licensee’s or Authorized Affiliates’ liability with respect to its obligations under this Agreement.  Licensee for itself and on behalf of Authorized Affiliates shall provide Geneart and MGH with written evidence of such insurance promptly upon request of Geneart or MGH.  Upon written request of Geneart, but not more than once in a calendar year, Licensee shall provide Geneart with written evidence demonstrating its compliance with this Section 11 within [**] business days of such request.  Failure by Licensee to provide such written evidence within such [**] business day period shall constitute a material breach by Licensee under Section 5.4 of this Agreement.  Licensee and Authorized Affiliates shall maintain such commercial general liability insurance [**] years beyond the expiration or termination of this Agreement.  This Section 11 shall survive expiration or termination of this Agreement.

12.          Export Regulations

Licensee hereby agrees to comply with all applicable U.S. export control and economic sanctions laws, regulations, and orders, including without limitation those regulations maintained by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), the U.S. Commerce Department’s Bureau of Industry and Security (“BIS”).

13.          General

13.1        Entire Agreement.  This Agreement and its Schedules A-1 and A-2 constitutes the entire agreement between Geneart and Licensee as to the subject matter hereof, and all prior negotiations, representations, agreements, and understandings are merged into, extinguished by and completely expressed by it.  This Agreement may be modified or amended only by a writing executed by authorized officers of each of the Parties.

13.2        Notices.  All communication concerning this Agreement, including payments, notices, demands or requests required or permitted herein shall be given in writing in English and shall be considered to have been duly delivered:  (a) at the time personally delivered; or (b) one (1) day after transmission by facsimile, confirmed by registered or certified mail; or (c) two (2) days after being deposited with a reputable private overnight mail courier service prepaid, requesting delivery in the fastest manner available.  The addresses to be used for all payments, notices, demands or requests shall be as follows, unless and until changed by either Party by providing proper notice to the other Party:

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If to Licensee: To the individual specified on the “Attention To” line at the address specified on page 1 of this Agreement.

If to Geneart: Geneart AG Im Gewerbepark B35 93059 Regensburg Germany Attn: Business Development E-mail: [**] Fax [**]	With copies to: Life Technologies Corporation 5791 Van Allen Way Carlsbad, CA 92008 USA Attn: LMCC Email: [**] Fax: [**] And to General Counsel at the same address.

13.3        Compliance with Laws.  Licensee shall, and shall cause Authorized Affiliates to, comply with all government statutes and regulations that relate to Licensed Cell Lines, Licensed Sequence, and its actions under this Agreement, including but not limited to, those of the United States Food and Drug Administration, and any applicable laws and regulations of any other country in the Territory.  Pursuant to Section 12, Licensee agrees that it and Authorized Affiliates shall be solely responsible for obtaining any necessary licenses to export, re-export, or import Licensed Cell Lines and/or Licensed Sequence covered by Patent Rights and/or Confidential Information.  Licensee shall indemnify and hold harmless Geneart and its Affiliates for any breach of Licensee’s or Authorized Affiliates’ obligations under this Section 13.3.

13.4        MGH as Beneficiary.  MGH is an intended Third Party beneficiary of this Agreement.

13.5        Governing Law.  This Agreement shall be interpreted and enforced in accordance with laws of the Commonwealth of Massachusetts in the United States of America, without regard to its conflicts of laws rules, provided, that those matters pertaining to the validity or enforceability of patent rights shall be interpreted and enforced in accordance with the laws of the territory in which such patent rights exist.

13.6        Conflicts with Law.  Nothing in this Agreement shall be construed so as to require the commission of any act contrary to law, and wherever there is any conflict between any provision of this Agreement or concerning the legal right of the Parties to enter into this Agreement and any statute, law, ordinance or treaty, the latter shall prevail, but in such event the affected provisions of this Agreement shall be curtailed and limited only to the extent necessary to bring it within the applicable legal requirements.

13.7        Unenforceability of Terms.  If any provision of this Agreement is held to be unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the Parties to the extent possible.  In any event, all other provisions of this Agreement shall be deemed valid and enforceable to the full extent possible.

13.8        Headings.  Headings used herein are for descriptive purposes only and shall not control or alter the meaning of this Agreement as set forth in the text.

13.9        Counterparts.  This Agreement may be signed in two or more counterparts, which together shall constitute one and the same Agreement, binding on the Parties as if each had signed the same document.

13.10      Gender and Number.  All terms used herein in any one gender or number mean and include any other gender and number as the facts, context, or sense of this Agreement may require.

13.11      Relationship.  The relationship of the Parties is that of independent contractors, and nothing herein shall be construed as establishing one Party or its Affiliates as the agent, legal representative, joint venturer, partner, employee, or servant of the other Party or its Affiliates.  Except as set forth herein, neither Party shall have any right, power or authority to assume, create or incur any expense, liability or obligation, express or implied, on behalf of the other Party or its Affiliates.  Neither Party shall hold itself out as being the agent, legal representative, joint venturer, partner, employee, or servant of the other Party or its Affiliates or as having authority to represent or act for the other Party or its Affiliates in any capacity whatsoever, except as authorized herein.

13.12      Bankruptcy Code 365(n).  The Parties acknowledge and agree that this Agreement is for the purposes of Section 365(n) of the United States Bankruptcy Code a license of rights to “intellectual property’” as defined under Section 101(56) of the U.S. Bankruptcy Code.  Except as expressly permitted by this Agreement, this Agreement cannot be assumed or assumed and assigned by a trustee or debtor-in-possession in bankruptcy as set forth in Section 365(c)(1) of the United States Bankruptcy Code or any similar provisions of state or federal law.

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13.13      Computation of Time.  Whenever the last day for the exercise of any privilege or the discharge of any duty herein shall fall on a Saturday, Sunday, or any public or legal holiday, whether local or national, the Party having such privilege or duty shall have until 5:00 p.m. in such Party’s time zone on the next succeeding business day To exercise such privilege, or to discharge such duty.

13.14      Arbitration.  Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in the city of San Diego, California administered by the American Arbitration Association in accordance with its applicable rules, and judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.  The administrative charges, arbitrators’ fees, and related expenses of any arbitration shall be paid equally by the Parties, but each Party shall be responsible for any costs or expenses incurred in presenting such Party’s case to the arbitrators, such as attorney’s fees or expert witness fees.  In the event this Agreement is transferred from Geneart to MGH under Section 5.6, this Section 13.14 shall be considered null and void.

13.15      Surviving Provisions.  All rights and obligations of the Parties set forth herein that expressly or by their nature survive the expiration or termination of this Agreement, including, without limitation, Articles 3 and 4 to the extent that payment obligations existing before expiration or termination of this Agreement remain unmet upon expiration or termination of this Agreement, Articles 1, 8, 9, 10, 11, 12, 13 and Sections 2.3, 4.2, 5.5, 5.6 and 7.1 shall continue in full force and effect subsequent to, and notwithstanding the expiration or termination of this Agreement until they are satisfied or by their nature expire and shall bind the Parties and their legal representatives, successors, and permitted assigns.

IN WITNESS WHEREOF, the Parties, intending to be legally bound, have caused this Agreement to be executed by their respective duly authorized representatives as of the dates set forth below.  This Agreement is effective as of the Effective Date.

FOR GENEART AG:	FOR LICENSEE:
By:	By:
Name:	Name:
Title:	Title:
Date:	Date:
By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

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Schedule A-1

Patents Included in Patent Rights

MGH Case No.	Status	Country	ApplNumber	PatNumber	IssDate
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]

125

Schedule A-2

Patents EXCLUDED from Patent Rights

MGH Case No.	Status	Country	ApplNumoer	PatNumber	IssDate
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]

126

Schedule 10

Optional Sub-Stage 1.2.A

1.2.A. Arrange with Geneart to perform gene optimization activities and submit the electronic sequences for analysis. Provide Kolltan with a summary of the sequence analysis.

Note: In accordance with Section 2.8 of the Agreement, this Stage 1.2.A is optional, subject to Kolltan’s sole election and it is understood that gene optimization will be performed by Geneart.

127

AMENDMENT NO.2

TO THE

DEVELOPMENT AND MANUFACTURING SERVICES AGREEMENT

Dated 30th March 2012

between

LONZA SALES AG

and

KOLLTAN PHARMACEUTICALS INC

Re:

Schedule 2

Stage 5 - Pre-Formulation Study

Schedule 3

Price and Payment

128

THIS AMENDMENT No. 2 is made the 18th day of December 2012.

BETWEEN

1.                                      LONZA SALES AG, of Muenchensteinerstrasse 38, Ch-4002 Basel, Switzerland (“Lonza”) and

2.                                      KOLLTAN PHARMACEUTICALS, INC., a Delaware corporation with offices at 300 George Street, Suite #530, New Haven, CT 06511, United States (“Kolltan”).

WHEREAS

A.                                    Kolltan and Lonza are parties to a Development and Manufacturing Services Agreement dated 30th March 2012 as amended by Amendment No. 1 dated August 15th, 2012 (the “Agreement”), under which Lonza is required to perform certain development and manufacturing services as described in the Agreement.

B.                                    Kolltan would like Lonza to perform additional services under the Agreement.

C.                                    Lonza is willing to perform such additional services.

NOW THEREFORE it is agreed hereby by the parties to amend the Agreement as follows:

1.                                      Schedule 2 of the Agreement is hereby amended to delete the existing Stage 5 in its entirety and replace it with the new Stage 5 as set forth below:

5.             Stage 5 Pre-Formulation Study

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 4 pages were omitted. [**].

3.                                      Except as expressly amended hereby, the Agreement shall remain unmodified and in full force and effect.  The execution, delivery and effectiveness of this Amendment No. 2 shall not operate as a waiver of any right, power or remedy of the Parties, nor constitute a waiver of any provision of the Agreement.  Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

IN WITNESS WHEREOF the parties have caused this Amendment No. 2 to be executed by their representatives thereunto duly authorised as of the day and year first written.

Signed for and on behalf of	/s/ Gerry Kennedy

LONZA SALES AG
	Authorized Signatory	TITLE

LONZA SALES AG	/s/ Stephen Flatman

	Authorised Signatory	TITLE

129

Signed for and on behalf of	/s/ Gerald McMahon

KOLLTAN PHARMACEUTICALS, INC.
	Chief Executive Officer	TITLE

130

AMENDMENT NO.3

TO THE

DEVELOPMENT AND MANUFACTURING SERVICES AGREEMENT

Dated 30th March 2012

between

LONZA SALES AG

and

KOLLTAN PHARMACEUTICALS, INC

Re:

Schedule 2

Stage 52 - Evaluate [**] Method

Stage 53 - Option 1 - Development and Qualification of [**]

Stage 54 - Option 2 - Development and Qualification of [**]

Schedule 3

Price and Payment

08Jul13/CH/RC/B15383

THIS AMENDMENT is made the 8th day of July 2013.

BETWEEN

1.                                      LONZA SALES AG, of Muenchensteinerstrasse 38, Ch-4002 Basel, Switzerland (“Lonza”) and

2.                                      KOLLTAN PHARMACEUTICALS, INC., a Delaware corporation with offices at 300 George Street, Suite #530, New Haven, CT 06511, United States (“Kolltan”).

WHEREAS

A.                                   Kolltan and Lonza are Parties to a Development and Manufacturing Services Agreement dated March 30, 2012, as amended by Amendment No. 1 dated August 15, 2012 and Amendment No. 2 dated December 18, 2012 (the “Agreement”), under which Lonza is required to perform certain development and manufacturing services as described in the Agreement.

B.            Kolltan would like Lonza to perform additional services under the Agreement.

C.            Lonza is willing to perform such additional services.

NOW THEREFORE it is agreed hereby by the Parties to amend the Agreement as follows:

3

1.              Schedule 2 of the Agreement shall be amended by the addition of the Stages set forth below:

52.       Stage 52 - Evaluate [**] Method

[**]

53.       -  Stage 53 - Option 1 - Development and Qualification [**]

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 2 pages were omitted. [**].

54.       -  Stage 54 - Option 2 - Development and Qualification of [**]

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 2 pages were omitted. [**].

4

2.              Schedule 3 of the Agreement shall be amended by the addition of the following provisions in respect of the additional Stages contained in this Amendment No. 3:

SCHEDULE 3

PRICE AND TERMS OF PAYMENT

1.                                     Price

Kolltan shall in its sole discretion determine whether it requires Lonza to perform Stage 53 or Stage 54.

In consideration for Lonza carrying out the Services as detailed in the Stage 52 set forth in Schedule 2 above and Kolltan’s choice of Stage 53 or Stage 54 as set forth in Schedule 2 above, Kolltan shall pay Lonza as follows:

Stage		Price (UK £ Sterling)
Stage 52	Evaluate [**] Method	[**]
Stage 53	Option 1 - Development and Qualification of [**]
	Substage 53A — Assay Development and Evaluation	[**]
	Substage 53B —Assay Qualification	[**]
Stage 54	Option 2 - Development and Qualification of [**]
	Substage 54A — Assay Development and Evaluation	[**]
	Substage 54B — Assay Qualification	[**]

2.                                     Payment

Payment by Kolltan of the Price for each Substage shall be made against Lonza’s invoices as follows:

2.52                       For Stage 52

[**]% upon completion of Stage

2.53                       For Substage 53A and 53B

[**]% upon commencement of Substage

[**]% upon completion of Substage

2.54        For Substage 54A and 54B

5

[**]% upon commencement of Substage

[**]% upon completion of Substage

3.              Except as expressly amended hereby, the Agreement shall remain unmodified and in full force and effect.  The execution, delivery and effectiveness of this Amendment No. 3 shall not operate as a waiver of any right, power or remedy of the Parties, nor constitute a waiver of any provision of the Agreement.  Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

IN WITNESS WHEREOF the Parties have caused this Amendment No. 3 to be executed by their representatives thereunto duly authorised as of the day and year first written.

Signed for and on behalf of	/s/ Julien Gander
LONZA SALES AG
Julien Gander
	Senior Legal Counsel	TITLE

/s/ Christoph Engelbrecht
CHRISTOPH ENGELBRECHT
	KEY ACCOUNT MANAGER	TITLE

Signed for and on behalf of	/s/ Gerald McMahon
KOLLTAN PHARMACEUTICALS, INC

	President & CEO	TITLE

6

AMENDMENT NO.4

TO THE

DEVELOPMENT AND MANUFACTURING SERVICES AGREEMENT

Dated 30th March 2012

between

LONZA SALES AG

and

KOLLTAN PHARMACEUTICALS, INC

Re:

Schedule 2

Stage 10 - Development Pilot Batch (non-cGMP) at [**] Scale

Schedule 3

Price and Payment

THIS AMENDMENT No. 4 is made the 13th day of December 2013.

BETWEEN

1.                                      LONZA SALES AG, of Muenchensteinerstrasse 38, Ch-4002 Basel, Switzerland (“Lonza”) and

2.                                      KOLLTAN PHARMACEUTICALS, INC., a Delaware corporation with offices at 300 George Street, Suite #530, New Haven, CT 06511, United States (“Kolltan”).

WHEREAS

A.                                   Kolltan and Lonza are Parties to a Development and Manufacturing Services Agreement dated March 30, 2012, as amended by Amendment No. 1 dated August 15, 2012, Amendment No. 2 dated December 18, 2012 and Amendment No.3 dated July 16,  2013 (together the “Agreement”), under which Lonza is required to perform certain development and manufacturing services as described in the Agreement.

B.            Kolltan would like Lonza to perform additional services under the Agreement.

C.            Lonza is willing to perform such additional services.

NOW THEREFORE it is agreed hereby by the Parties to amend the Agreement as follows:

3

1.              Schedule 2 of the Agreement shall be amended to delete Stage 10 in its entirety and replaced by a new Stage 10 as set forth below:

10.       Stage 10 - Development Pilot Batch (non-cGMP) at [**] Scale

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 4 pages were omitted. [**].

4

2.              Schedule 3 of the Agreement shall be amended by replacing the price for Stage 10 with the following provisions in respect of the revised Stage 10 contained in this Amendment No. 4:

SCHEDULE 3

PRICE AND TERMS OF PAYMENT

1.                                     Price

In consideration for Lonza carrying out the Services as detailed in the Stage 10 set forth in Schedule 2 above Kolltan shall pay Lonza as follows:

Stage		Price (UK £ Sterling)
Stage 10	[**]	[**]

2.                                     Payment

Payment by Kolltan of the Price for each Stage shall be made against Lonza’s invoices as follows:

2.10                       For Stage 10

[**]% upon commencement of Stage

[**]% upon completion of Stage

5

3.              Except as expressly amended hereby, the Agreement shall remain unmodified and in full force and effect.  The execution, delivery and effectiveness of this Amendment No. 4 shall not operate as a waiver of any right, power or remedy of the Parties, nor constitute a waiver of any provision of the Agreement.  Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

IN WITNESS WHEREOF the Parties have caused this Amendment No. 4 to be executed by their representatives thereunto duly authorised as of the day and year first written.

Signed for and on behalf of	/s/ Sven Frie
LONZA SALES AG
Sven Frie
Director,
	Sales & Business Dev	TITLE

/s/ Raffael Beck
	Legal Counsel.	TITLE

Signed for and on behalf of	/s/ Gerald McMahon
KOLLTAN PHARMACEUTICALS, INC

	President & CEO	TITLE

6

AMENDMENT NO.5

TO THE

DEVELOPMENT AND MANUFACTURING SERVICES AGREEMENT

Dated 30th March 2012

between

LONZA SALES AG

and

KOLLTAN PHARMACEUTICALS, INC

Re:

Schedule 2

Stage 55 - Generation of [**] Bioreactor with Cell line [**]

Schedule 3

Price and Payment

THIS AMENDMENT No. 5 is made the 13th day of December 2013.

BETWEEN

1.                                      LONZA SALES AG, of Muenchensteinerstrasse 38, Ch-4002 Basel, Switzerland (“Lonza”) and

2.                                      KOLLTAN PHARMACEUTICALS, INC., a Delaware corporation with offices at 300 George Street, Suite #530, New Haven, CT 06511, United States (“Kolltan”).

WHEREAS

A.                                   Kolltan and Lonza are Parties to a Development and Manufacturing Services Agreement dated March 30, 2012, as amended by Amendment No. 1 dated August 15, 2012, Amendment No. 2 dated December 18, 2012, Amendment No.3 dated July 13, 2013 and Amendment No. 4 dated December 13, 2013 (collectively, the “Agreement”), under which Lonza is required to perform certain development and manufacturing services as described in the Agreement.

B.            Kolltan would like Lonza to perform additional services under the Agreement.

C.            Lonza is willing to perform such additional services.

NOW THEREFORE it is agreed hereby by the Parties to amend the Agreement as follows:

3

1.              Schedule 2 of the Agreement shall be amended by the addition of the Stage set forth below:

55.       Stage 55 — Generation of [**] Bioreactor with Cell line [**]

[**]

.

4

2.              Schedule 3 of the Agreement shall be amended by the addition of the following provisions in respect of the additional Stage contained in this Amendment No. 5:

SCHEDULE 3

PRICE AND TERMS OF PAYMENT

1.                                      Price

In consideration for Lonza carrying out the Services as detailed in the Stage 10 set forth in Schedule 2 above Kolltan shall pay Lonza as follows:

Stage		Price (UK £ Sterling)
Stage 55	Generation of [**] Bioreactor with [**]	£	[**]

2.                                      Payment

Payment by Kolltan of the Price for the Stage shall be made against Lonza’s invoices as follows:

2.55                        For Stage 55

[**]% upon commencement of Stage 55

[**]% upon completion of Stage 55

5

3.              Except as expressly amended hereby, the Agreement shall remain unmodified and in full force and effect.  The execution, delivery and effectiveness of this Amendment No. 5 shall not operate as a waiver of any right, power or remedy of the Parties, nor constitute a waiver of any provision of the Agreement.  Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

IN WITNESS WHEREOF the Parties have caused this Amendment No. 5 to be executed by their representatives thereunto duly authorised as of the day and year first written.

Signed for and on behalf of	/s/ Sven Frie
LONZA SALES AG	Sven Frie
Director
	Sales & Business Dev.	TITLE

/s/ Raffael Beck
Raffael Beck
	Legal Counsel	TITLE

Signed for and on behalf of	/s/ Gerald McMahon
KOLLTAN PHARMACEUTICALS, INC	Gerald McMahon
	President and CEO	TITLE

6

AMENDMENT NO.6

TO THE

DEVELOPMENT AND MANUFACTURING SERVICES AGREEMENT

Dated 30th March 2012

between

LONZA SALES AG

and

KOLLTAN PHARMACEUTICALS, INC

Re:

Schedule 2

Stage 56 - [**] — Additional Evaluation

Schedule 3

Price and Payment

01Apr14/CH/RC/B16179

THIS AMENDMENT No. 6 is made the 23rd day of April, 2014

BETWEEN

1.             LONZA SALES AG, of Muenchensteinerstrasse 38, Ch-4002 Basel, Switzerland (“Lonza”) and

2.             KOLLTAN PHARMACEUTICALS, INC., a Delaware corporation with offices at 300 George Street, Suite #530, New Haven, CT 06511, United States (“Kolltan”).

WHEREAS

A.            Kolltan and Lonza are Parties to a Development and Manufacturing Services Agreement dated March 30, 2012, as amended by Amendment No. 1 dated August 15, 2012, Amendment No. 2 dated December 18, 2012, Amendment No.3 dated July 13 2013, Amendment No. 4 dated December 13, 2013 and Amendment 5 dated December 13, 2013 (together the “Agreement”), under which Lonza is required to perform certain development and manufacturing services as described in the Agreement.

B.            Kolltan would like Lonza to perform additional services under the Agreement.

C.            Lonza is willing to perform such additional services.

NOW THEREFORE it is agreed hereby by the Parties to amend the Agreement as follows:

3

1.     Schedule 2 of the Agreement shall be amended by the addition of the Stage set forth below:

SCHEDULE 2

56.  Stage 56 — [**] — Additional Evaluation

[**]

.

4

2.     Schedule 3 of the Agreement shall be amended by the addition of the following provisions in respect of the additional Stage contained in this Amendment No. 6:

SCHEDULE 3

PRICE AND TERMS OF PAYMENT

1.             Price

In consideration for Lonza carrying out the Services as detailed in the Stage 56 set forth in Schedule 2 above Kolltan shall pay Lonza as follows:

Stage		Price (UK £ Sterling)
Stage 56	[**] — Additional Evaluation	£	[**]

2.             Payment

Payment by Kolltan of the Price for the Stage shall be made against Lonza’s invoices as follows:

2.56        For Stage 56

[**]% upon completion of Stage 56

5

3.     Except as expressly amended hereby, the Agreement shall remain unmodified and in full force and effect.  The execution, delivery and effectiveness of this Amendment No. 6 shall not operate as a waiver of any right, power or remedy of the Parties, nor constitute a waiver of any provision of the Agreement.  Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

IN WITNESS WHEREOF the Parties have caused this Amendment No. 6 to be executed by their representatives thereunto duly authorised as of the day and year first written.

Signed for and on behalf of	/s/ Sven Frie
LONZA SALES AG
Sven Frie
Director,
	Sales & Business Dev.	TITLE

/s/ Cordula Altekrȕger

Cordula Altekrȕger
	Legal Counsel	TITLE

Signed for and on behalf of	/s/ Gerald McMahon
KOLLTAN PHARMACEUTICALS, INC
	President and CEO	TITLE

6

AMENDMENT NO.7

TO THE

DEVELOPMENT AND MANUFACTURING SERVICES AGREEMENT

Dated 30th March 2012

between

LONZA SALES AG

and

KOLLTAN PHARMACEUTICALS, INC

Re:

Schedule 2

Stage 57 - [**] Evaluation

Schedule 3

Price and Payment

THIS AMENDMENT No. 7 is made the 24th day of June, 2014

BETWEEN

1.                                      LONZA SALES AG, of Muenchensteinerstrasse 38, Ch-4002 Basel, Switzerland (“Lonza”) and

2.                                      KOLLTAN PHARMACEUTICALS, INC., a Delaware corporation with offices at 300 George Street, Suite #530, New Haven, CT 06511, United States (“Kolltan”).

WHEREAS

A.                                    Kolltan and Lonza are Parties to a Development and Manufacturing Services Agreement dated March 30, 2012, as amended by Amendment No. 1 dated August 15, 2012, Amendment No. 2 dated December 18, 2012 Amendment No.3 dated July 13 2013, Amendment No, 4 dated December 13, 2013, Amendment 5 dated December 13, 2013 and Amendment No. 6 dated April 23, 2014 (together the “Agreement”), under which Lonza is required to perform certain development and manufacturing services as described in the Agreement.

B.                                    Kolltan would like Lonza to perform additional services under the Agreement.

C.                                    Lonza is willing to perform such additional services.

NOW THEREFORE it is agreed hereby by the Parties to amend the Agreement as follows:

20Jun14/CH/EP/B16427

3

1.              Schedule 2 of the Agreement shall be amended by the addition of the Stage set forth below:

SCHEDULE 2

57.       Stage 57 — [**] Evaluation

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 1 page was omitted. [**].

2.              Schedule 3 of the Agreement shall be amended by the addition of the following provisions in respect of the additional Stage contained in this Amendment No. 7:

SCHEDULE 3

PRICE AND TERMS OF PAYMENT

1.                                     Price

In consideration for Lonza carrying out the Services as detailed in the Stage 57 set forth in Schedule 2 above Kolltan shall pay Lonza as follows:

Stage		Price (UK £ Sterling)
Stage 57	[**] Qualification	£	[**]

2.                                     Payment

Payment by Kolltan of the Price for the Stage shall be made against Lonza’s invoices as follows:

2.57                       For Stage 57

[**]% upon completion of Stage 57

The cost of [**] will be charged in addition to the price.

4

3.              Except as expressly amended hereby, the Agreement shall remain unmodified and in full force and effect.  The execution, delivery and effectiveness of this Amendment No. 7 shall not operate as a waiver of any right, power or remedy of the Parties, nor constitute a waiver of any provision of the Agreement.  Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

IN WITNESS WHEREOF the Parties have caused this Amendment No. 7 to be executed by their representatives thereunto duly authorised as of the day and year first written.

Signed for and on behalf of	/s/ Sven Frie
LONZA SALES AG	Sven Frie
Director,
Sales & Business Dev
TITLE

Signed for and on behalf of	/s/ Nadia Zieger
LONZA SALES AG	Nadia Zieger
	Legal Counsel	TITLE

Signed for and on behalf of	/s/ Gerald McMahon
KOLLTAN PHARMACEUTICALS, INC
Gerald McMahon
	President & CEO	TITLE

5

AMENDMENT NO.8

TO THE

DEVELOPMENT AND MANUFACTURING SERVICES AGREEMENT

Dated 30th March 2012

between

LONZA SALES AG

and

KOLLTAN PHARMACEUTICALS, INC

Re:

Schedule 2

Stage 12 - Stability Study of Bulk Purified Antibody Drug Substance (Pilot Batch)

Schedule 3

Price and Payment

THIS AMENDMENT No. 8 is made the 24th day of June, 2014

BETWEEN

1.                                      LONZA SALES AG, of Muenchensteinerstrasse 38, Ch-4002 Basel, Switzerland (“Lonza”) and

2.                                      KOLLTAN PHARMACEUTICALS, INC., a Delaware corporation with offices at 300 George Street, Suite #530, New Haven, CT 06511, United States (“Kolltan”).

WHEREAS

A.                                    Kolltan and Lonza are Parties to a Development and Manufacturing Services Agreement dated March 30, 2012, as amended by Amendment No. 1 dated August 15, 2012, Amendment No. 2 dated December 18, 2012 Amendment No. 3 dated July 13 2013, Amendment No. 4 dated December 13, 2013, Amendment No. 5 dated December 13, 2013 and Amendment No. 6 dated April 23, 2014 and Amendment No. 7 of even date herewith (together the “Agreement”), under which Lonza is required to perform certain development and manufacturing services as described in the Agreement.

B.                                    Kolltan would like Lonza to perform additional services under the Agreement.

C.                                    Lonza is willing to perform such additional services.

NOW THEREFORE it is agreed hereby by the Parties to amend the Agreement as follows:

20Jun14/CH/EP/B16428

3

1.              Schedule 2 of the Agreement shall be amended to delete Stage 12 in its entirety and replace with a new Stage 12 set forth below:

SCHEDULE 2

12.       Stage 12 - Stability Study of Bulk Purified Antibody Drug Substance (Pilot Batch)

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 3 pages were omitted. [**].

4

2.              Schedule 3 of the Agreement shall be amended by the deletion all references to Stage 12, and the addition of the following provisions in respect of the Stage 12 contained in this Amendment No. 8:

SCHEDULE 3

PRICE AND TERMS OF PAYMENT

1.                                     Price

In consideration for Lonza carrying out the Services as detailed in the Stage 12 set forth in Schedule 2 above Kolltan shall pay Lonza as follows:

Stage		Price (UK £ Sterling)
Stage 12	Stability Study of Bulk Purified Antibody Drug Substance (Pilot Batch)	£	[**]

2.                                     Payment

Payment by Kolltan of the Price for the Stage shall be made against Lonza’s invoices as follows:

2.12        For Stage 12

[**] upon commencement of Stage 12.

[**]upon issue of [**]

[**]

[**] upon issue of the final report.

5

3.              Except as expressly amended hereby, the Agreement shall remain unmodified and in full force and effect.  The execution, delivery and effectiveness of this Amendment No. 8 shall not operate as a waiver of any right, power or remedy of the Parties, nor constitute a waiver of any provision of the Agreement.  Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

IN WITNESS WHEREOF the Parties have caused this Amendment No. 8 to be executed by their representatives thereunto duly authorised as of the day and year first written.

Signed for and on behalf of	/s/ Sven Frie
LONZA SALES AG	Sven Frie
Director,
Sales & Business Dev
TITLE

Signed for and on behalf of	/s/ Nadia Zieger
LONZA SALES AG
Nadia Zieger
	Legal Counsel	TITLE

Signed for and on behalf of	/s/ Gerald McMahon
KOLLTAN PHARMACEUTICALS, INC	Gerald McMahon
President & CEO

TITLE

6